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In connection with the previously announced business combination between Opportunity Financial, LLC (“OppFi”) and FG New America Acquisition Corp. (“FGNA”), OppFi’s CEO, Jared Kaplan, was interviewed (a) by Bill Brewster of the Business Brew recorded on May 4, 2021, and (b) Jim Gaffney of PYMNTS Connected Economy recorded on May 4, 2021. The transcripts of these interviews and the associated social media posts are being filed herewith as soliciting material.

Transcript of interview of Jared Kaplan, OppFi’s CEO, by Bill Brewster of Business Brew recorded on May 4, 2021:

Bill Brewster:	(MUSIC) Ladies and gentlemen, welcome to the Business Brew. I'm your host, Bill Brewster. Thrilled to be joined today by Jared Kaplan, CEO of OppFi, which stands for Opportunity Finance. Some of you may know it as OppLoans. We're going to discuss some of their businesses and what they're trying to accomplish. As a reminder, nothing in this podcast is an invitation or a solicitation to buy or sell any security. This is for entertainment purposes only. I do own shares in OppFi, and I have committed to lock myself up for a year. That was as of when Kyle Cerminara's podcast dropped. I'm happy to do it for a year since this podcast drops. That's my bias. Assume that I'm doing my own due diligence as you listen to this. Jared, how you doing?

Jared Kaplan:	Good, Bill. Thanks for having me on.

Bill Brewster:	Yeah, I think you've got a really interesting product here. We have not spoken yet, obviously. What got me intrigued was hearing Joe Moglia's enthusiasm when he talked to Josh Brown. I've talked to Kyle a little bit about it, and I think these guys are in this for the right reason. I kinda wanted to have you on. As I told you getting ready for it, I'm going to try to ask you some hard hitting questions, and we'll try to answer some of the - you know the answers. With that, do you want to talk about how you got to this company?

Jared Kaplan:	Yeah, for sure, for sure. I started my career at Goldman, and I was an investment banking analyst. It was a terrific entree into the real world, working with just people that are so impressive. I was in the tech media and telecom group there working with the sexiest companies in the country. A lot of the guys that were in that group, some of them are running the bank now, the CFO, the president, they were in that group. You've got guys like Tom Loverro, who was just named to the Midas list, took Coinbase public today.

Jared Kaplan:	Omer Ismail was in my analyst class. He was running Marcus before. Now, he's going over to Walmart. He walked in every day, looked around and like, man, I got some work to do. These people are pretty good. After banking, I went into private investing. I worked at a private equity firm called Accretive. It was a bit atypical. We looked to start businesses from the ground up. It's where I learned about a term, we called it “value edge.” Essentially, our definition of value edge was a business who could create value for the customer above and beyond their next best alternative.

Jared Kaplan:	That was our basis of evaluating potential companies to start. Unlike Goldman, where I was working with some of these incredibly sexy technology companies. I actually focused on some of the most boring industries at Accretive. It was quite helpful to the rest of my career, because I recognized that some of the oldest industries, the Stone Age industries, are most ripe for reinvention. I ended up getting really deep into workers' compensation insurance, which was not my lifelong dream.

Jared Kaplan:	And through that process, recognize that when you went to Google, no one was bidding on the keyword terms for workers' compensation insurance, except for lawyers looking to defend claimants. That was the kernel of an idea that I worked on with our founding partner, Michael Klein, to start a company called Insureon, which was InsurTech before we knew what InsurTech was. It was an online insurance agency for freelance businesses. The idea was to procure them business insurance in a streamlined fashion. The brick and mortar agents wanted nothing to do with these small businesses.

Jared Kaplan:	They made money on commission, which is a percentage of the premium that they would place and so it was misaligned, the risk profile. The business often got insurance that was not in line with their risk profile. We started this business. Long story short, we hired a CEO, and he said, "Well, if you believe in it so much, you'll come join me as my number two." That's what got me into the operating world, which was an easy decision because that thing was my baby. Over four years, we built it up to the fastest growing insurance agency in property and casualty insurance.

Jared Kaplan:	I learned a couple things. I learned mobile acquisition, I learned the importance of delivering really profitable loss experience to balance sheets, how to build proprietary technology, how to deliver exceptional customer service, and then the Schwartz family came knocking. The Schwartz family is a storied family in Chicago. Ted Schwartz is the family patriarch. He had built a business called APAC, A-P-A-C customer services. It was a traditional call center business just focused on pharmacy benefit managers.

Jared Kaplan:	They took it public in the mid-90s, sold that to JP Morgan's private equity group in 2011. That seeded the family office and his son, Todd, had founded OppFi. He had seen after the Great Recession all of this capital dry up from the middle-income consumer and access to credit really didn't exist. He saw the markets of last resort as being really poor options for this consumer. He said, "I could do something better than that." They stood up the business, and about 8 million of revenue, about 15 people.

Jared Kaplan:	At the time, he had hired the smartest guy in nonprime credit who's still with us, a guy named Chris McKay, to build out the credit philosophy. His dad's business was known for exceptional customer service. He infused that customer service philosophy, and he said, "Okay, let's grow it. Let's grow profitably. Whatever you do, don't screw up the credit and don't screw up the customer service." Here we are five-and-a-half years later. Access is just part of the story that we're building.

Jared Kaplan:	We're trying to build the digital financial services destination for this everyday consumer. That is how I got here. It just so happened that all those levers that we pulled at Insureon were directly analogous to this opportunity. I took the job because it was a CEO job. They don't come along too often. I remember walking into Insureon as the number two being like, I'm not sure I ever can be a CEO. At the end of my 10 years, like I’ve got to give it a shot. The opportunity presented itself and, man, it was the best decision I've ever made. It's been a heck of a ride so far.

Bill Brewster:	That's awesome. Insureon, you didn't hold the risk. You were in the brokerage position. You were offloading it.

Jared Kaplan:	Yeah, so we didn't hold the risk. We were paid certainly for the experience that we delivered. We made money with some contingent commissions that were driven by the profitability of the book. There was a theme of asymmetric risk there, which was everyone thinks small business insurance is risky because one claim can wipe your premium out. The truth is, if you can aggregate small businesses, they don't file claims very frequently. The business is unbelievably profitable from an underwriting profit perspective.

Jared Kaplan:	There's a similar theme with OppFi, which is, traditional credit scores are typically looked at as a metric of creditworthiness. If you're able to see past a traditional credit score and use alternative data to determine someone's ability and willingness to repay, you can essentially underwrite very viable product. Then after you've figured out a customer who’s credit worthy and you're able to facilitate access for them, they're incredibly grateful. Now the opportunity is to help them graduate back to the mainstream and then wrap around other financial services products over time.

Bill Brewster:	Yeah, that makes sense to me. I think that one of the things that's a bit confusing from the outside is you see words like I was reading your proxy and it's like, it's AI, Snowflake is involved in it, discussed in the proxy. You use that as a service provider. It's hard, for me, to get my head around, Okay, well, how sustainable is this data advantage? What is it about the tech that is Modi, for lack of a better term?

Jared Kaplan:	For sure, for sure. By the way, if you don't say AI and machine learning, crypto and blockchain in a financial technology podcast, like what are we discussing? Those are table stakes.

Bill Brewster:	Yeah, and it's some of the concern. It's like, okay, well, how much of this is reality? How much is marketing?

Jared Kaplan:	Yeah, you can look at our results for reality. I always point to results. The fact that we've been able to run the business GAAP profitable for five years is a testament to, I think, the secret sauce that exists within the decisioning tools. It starts with data. We've got over seven billion data points at this juncture, with the company's history. We've facilitated over 1.5 million loans, over 14 million repayment events. We get about 500 attributes for repayment events. That's how you get to the seven billion. It's some really interesting data from a source perspective.

Jared Kaplan:	We look at everything from literally how you fill out the application, how fast you go, do you delay on answers that you should know pretty obviously. We look at bank data very heavily. 90% of the cases, we're able to get about 90 days of transactions from customers. That's a very onerous frictional process. That's why a lot of platforms don't do it. Because to convince someone to be comfortable to log into their bank account and send you that data is a high bar, but we’ve become really, really good at it.

Jared Kaplan:	With that data, you can look at an enormous amount of interesting attributes, what you spend your money on, how often you go negative, average account balance, how many times you pay NSF fees. We work with alternative data providers to get a number of other attributes and then it all aggregates into our proprietary scoring, which we do use the best in class of AI and machine learning to continuously improve and champion challenger and get better and expand access without driving up losses. I mean, that's the whole key. We've been really successful at that.

Jared Kaplan:	We first started, we were probably close to the 4%-ish number of applications that ultimately got approved either by us or by banks. We've doubled that now to about 8% and grown up pretty rapidly with the static pools being incredibly consistent and stable. There's a lot that goes into that. It's a never-ending process. I think it is an incredible, sustainable, competitive barrier that we've been able to set up and get a bit of a first mover advantage for this customer set.

Bill Brewster:	Do you want to describe the TurnUp process that you have?

Jared Kaplan:	For sure. Our segment, and we're serving these 150 million consumers in the country that have less than $1,000 of savings. That's crazy that the number is that high. I didn't recognize that before I was approached for the opportunity. This is not a low-income consumer in most cases. It is your median US consumers. They're making 50 grand. They have a job. They have a bank account. In fact, half of them bank at the biggest banks, the big bulge brackets. Half of the customers are at the largest banks in the country.

Bill Brewster:	Really?

Jared Kaplan:	Yeah. It's not ...

Bill Brewster:	They can't get access to credit there?

Jared Kaplan:	No access. No access. We had this debate internally, way back in the day, because we wanted to make sure that we've got all these fancy tools in the process. 80% of time, the customer is on their mobile phone. It only takes about five minutes, instant decision 75% of time, it's so slick. Here's someone whose car just broke down. They need to get that car fixed so they can get to work tomorrow. They walk into their bank, and they’re laughed out of the bank, literally laughed out of the bank, and then they go online, maybe they find some other near prime platforms, and they're declined.

Jared Kaplan:	Then they find us. We're able to facilitate that access. We wanted to make sure that we check the market first, because we don't want to build a business where just because we're fast and the process is relatively simple, that someone in a really difficult situation feels like this is the best available product for them. We set up a bit of an aggregator on the front of the process. When you come to us from a non-choice platform, we say to the consumer, hey, would you like us to do a diligent search on your behalf fast ...

Bill Brewster:	What does that mean? Sorry, non-choice. What does that mean?

Jared Kaplan:	Meaning like if you come from a LendingTree or a Credit Karma, where they're already providing some of that process for you, we won't take you through what we call the TurnUp process. For about half the business that doesn't originate from those platforms, we're saying to the consumer, hey, you found us through search engine optimization or maybe you were referred to us by a customer. We email marketed you or we do a small amount of direct mail. Half the business comes to us from sources that are non-choice. Let's go do that diligence search on your behalf.

Jared Kaplan:	We'll go look for a sub 36% APR product, essentially. We go out to about 15 of those platforms. 90% of time, everyone says no, nine zero, and about 10% of the time, they'll provide an offer, but only 10% of those offers end up closing alone. It's really only about 1% of the apps that actually find a better home. That's important, because we want to be able to provide that service to the extent that it exists. It also shows that access doesn't exist for this consumer. They're completely locked out of what most would consider mainstream credit.

Jared Kaplan:	Then we're able to work with bank partners to use all those alternative data underwriting technologies to figure out whether you have the willingness and the ability to repay, and the products are structured in a way that you rebuild credit. Now we try to graduate you back to the mainstream, but internal processes is critical. I remember having conversations internally when we set that up was, are we going to cannibalize the business? If we cannibalize the business, amazing. I'll go home and do something else.

Jared Kaplan:	No one's looking to build a business that is just because you're fast and easy, a customer is choosing your product. It's going to be more expensive, but that proves it with the data, and really sets out a terrific customer service experience, so that they feel like that we've got their best interest to heart.

Bill Brewster:	Yeah. I mean, I think the tough thing that I have or the pushback that I have heard, when I talk to people about the product is they're like, well, look at the APRs. How is this not ... I mean, the word that comes up a lot is predatory. One of the things that I've started to understand a little bit through some of your footnotes in the proxy is what the breakeven is on smaller size loans. Viscerally, that kind of an APR is a little bit shocking and to think that the median consumer is paying that, there's something that feels wrong about that. I'm not saying that it is or it isn't.

Bill Brewster:	It's like a shame that that's going on. I know that part of OppFi is OppU. The thing that I have had some conflict in my head, and that you alluded to is, well, where are the incentives here? Because if the customer is trained up, are they getting off the platform or out of the OppFi products? Isn't that against OppFi's incentive? How do you think through helping a consumer rebuild their credit and trying to drive down the interest rate that they're ultimately paying without just sending them out of your ... You don't want to be like a training ground to give banks new customers. How are you thinking about that long term?

Jared Kaplan:	Let's start with the first couple of points about just like the headline APR and the reaction that from a customer versus a non-customer. Our customers talk about how affordable and how fair and how transparent the product is versus the markets of last resort. That's their reaction. I always tell people that aren't customers. By the way, what I say, it's what they say. They tell the story much better than I ever could and go to the Better Business Bureau or Google or LendingTree and read what they say. It's really amazing.

Jared Kaplan:	We've got these fantastic customer sat. rankings, and it's because of that situation I described earlier, which is, you're left out of your bank and you're declined 20 times. Finally, someone could see past that traditional credit score to say yes to you. APR is obviously an annualized rate that is supposed to be used to compare products evenly, doesn't really work that way in consumer finance. A lot of people don't recognize. The way you calculate APR on a credit card product excludes fees, lease to own products don't have APRs.

Jared Kaplan:	These products really aren't meant to be long term products. Like the average loan on the platform today, it's contractually 11 months, but it turns over every four-and-a-half months. There's lots of important data points. The structure of the products are super important, all the products on the platform amortize like a mortgage. There are no fees. There's no prepayment penalties, or origination fees, or late fees, or NSF fees. It could not be more transparent. If there's reporting to the credit bureaus, if you're having difficulty paying, we work with you in every which way.

Jared Kaplan:	If you're willing to pay, we'll figure out a way to make that work. There's lots of product design that is also critical to what we're doing. What you have seen here recently is the big banking regulators, the OCC, the FDIC and the Fed have come out and said, Hey, access doesn't exist, we need more banks into the space. The Fed put out a great study that basically said triple digit APRs are required to break even on small dollar products. Although the headline to a non-customer looks incredibly high, when you break it down, you look at true cost of credit and what the customer is paying, it ends up being much more fair.

Jared Kaplan:	A per loan basis, our true cost of credit is 30%, 35%, and just the way that the customer is using the product. That's pricing and how you think about that. Graduation is critical. The company that will win this space is a company that will not make financial impact and social impact, mutually exclusive. That's critical. I think we've done a fantastic, fantastic job at access in proving that we're able to facilitate best available products for customers who we're essentially locked out of the mainstream, at least 150 million customers.

Jared Kaplan:	Then now we've started to really focus on graduation and how do we get you back to a mainstream product in longer term build savings, and then after that, build wealth. That's the vision in building this digital financial services destination for this everyday consumer. That starts with SalaryTap, which is the product that we are in beta with right now, SalaryTap’s an installment loan. It's repaid through payroll deduction, which is a really cool technology - payroll deduction itself is not a technology.

Jared Kaplan:	There's a lot of momentum behind technology that makes the act of payroll deduction a lot more simple than it ever used to be. If a customer repays you through payroll deduction that's highly secured, these products can be offered at 20% their current costs. It's a win-win for everyone, because it's much lower cost for the consumer. It is still a profitable business for platforms because the losses are much lower. Then we've got the OppFi credit card launching in the early second half of this year. That's a perfect graduation product. It's a mainstream credit card.

Jared Kaplan:	Revolving credit has a higher weight on traditional credit score. You should be able to improve your credit score faster. What we're going to do is for customers who have shown a track record of repayment on the installment loans, is get them to the credit card over time, which is a much more sustainable long term finance. We have to quantify the stuff. We're going to quantify it by talking about graduation rates. We're going to hopefully quantify it by being able to point to improvements in traditional credit score, and just do what we say, which is, for someone that has proven the ability to willingness to repay is to reward them over time.

Jared Kaplan:	If we don't, we'll lose them. There's going to be the next OppFi that comes along. We don't have to wait for competition to push that. It doesn't really exist today. The market is so underserved and so large. You've got all these interesting players now looking at it – Square is piloting small dollar loans with CashApp. Chime is trying to figure out lending. US Bank, fifth largest bank has launched a product called Simple Loan a couple of years ago, which is a very attractive small dollar product. It's absolutely happening. We've got to continuously improve and do the right thing for the customer to maintain our advantage.

Bill Brewster:	On the credit card, I was looking and it seems like it's a $99 yearly fee. Is that accurate?

Jared Kaplan:	It's accurate, yup.

Bill Brewster:	Yup, and starts out at the $1,000 credit limit, right?

Jared Kaplan:	Yup.

Bill Brewster:	When I was thinking about that, I was like, man, that is a steep fee because it's almost 10% of your credit limit upfront. What percentage a ... I mean, I don't know if you have this modeled out. If you don't, feel free to say you don't. Do you know how many people are going to be paying with cash for that $99? Are they going to put it on the balance? How do you think through that? Because I keep coming back to the fact that I want to make sure that I'm associated with a team that's trying to do the right thing. It's tough.

Bill Brewster:	I don't have the experience of having to go to somebody like you, like I have access to banks. I pay for an American Express, but my credit limit is much larger. I can't even contextualize what life is like at the $99 for a $1,000 credit limit. I know that that may sound naive and ignorant and sheltered, but that's what I am. I'm trying to shatter that part of myself somewhat through this podcast, which is why I wanted to do this interview.

Jared Kaplan:	It's a great, great question. The non-prime credit card market today, if you look at the major players in that space, it's typically a $300 to $500 credit line with fees as a percentage of that line much, much higher and poor mobile experience and very different customer service philosophy. There's opportunity, we think, to reinvent that space with the product that provides much higher credit lines, much lower fees as a percentage line, and a terrific mobile experience, and terrific customer service. It's just another stop on the journey.

Jared Kaplan:	If you're going from a higher cost installment product to the OppFi card, your average rate is going to be about half of what it was in the installment product, just by moving to the card. That's hugely beneficial, and much more cost effective. I think we can both agree that's not the last stop on the journey. That's just the next rung up, and you have to continue to make the products better and look more like the products that you're used to as a customer rebuilds their financial health improves their credit worthiness. We're committed to doing that.

Jared Kaplan:	It's absolutely a hard, hard thing to do, especially in this country. If you look what's happened in the country and why these products are crucial, it's because of that dearth of savings. The fact that people don't have savings, and why does that happen? That happens because wages have been flat. The major costs of living have continued to increase, whether that's healthcare or education or childcare, housing. Our customers, on average, have a couple hundred dollars in the bank account on a good day.

Jared Kaplan:	If something strikes that is unexpected and you don't have the savings, you have to access money somewhere, you have to borrow. In the products, even the initial entry product, I mean, the OppLoans product, historically, is a vastly superior product to the markets of last resort, to payday loans and auto title loans until bank overdraft and tribal lending platforms and unregulated markets. It's vastly different and the customers will tell you that. Getting them to the OppFi Card is that next step, which is a much better product than is currently available to them. We have to continue to improve from there.

Bill Brewster:	Do you mind contextualizing what the substitute products are? You said this is a much better product than what they, otherwise, would in a lender of last resort. I mean, what does that relationship look like? Because I just keep going back to what comes back is look at the APRs, and I can hear it, it's like, oh, well, that's an ex-Goldman guy, CEO, whatever, are these guys really in it for the right reason? Talking to Kyle, I mean, he gets really passionate about this stuff. I believe that you guys really are. I don't think it's lip service. I think contextualizing some of why these rates are justified. I just think is important, because it's easy to not understand if you don't have a sense of the alternatives.

Jared Kaplan:	Yeah. I mean, a traditional payday products going to be a couple $100. It's going to be 300% to 500% APR. It doesn't amortize. It typically single pay. There can be fees attached to it. There's no ability to repay calculation. There's no reporting to the credit bureaus, all the pieces that we have built and installed really don't exist in those markets. At the same time, there are ways to structure those products, I think, in healthy manners for the customers that don't qualify for the products on our platform.

Jared Kaplan:	Everything we just said for our products, there are longer term, they are higher dollar amount, they're lower cost, they amortize, there are no hidden fees, there is credit building, there is this willingness to work with the borrower who runs into issues. Just by every dimension, we think it's a superior product to someone whose only option previously we're in one of those markets of last resort. That's what they say. They talk about the fact that is much more affordable and fair and the payments are much more reasonable and they can rebuild credit.

Jared Kaplan:	They're so thankful that they found us and so on and so forth. You talk about like, who's got the most credibility? Are you doing what you say you're doing? I mean, ultimately, it is the customer. It is the customer that will tell you, hey, this is a much, much better option than what I had. Or it's someone that used to have access to a near prime product, that used to have extra near prime product, they've hurt their credit score either inadvertently or not. Now they've been locked out. This becomes the best option.

Jared Kaplan:	Because we see a lot of those customers as well, customers who were high six hundreds and maybe they got a divorce or had something medically happen to them, and the credit score craters. Now, this becomes their best available product. We have to continue, and we plan to. We talked about that TurnUp process today where we essentially give away a chunk of the business by working with other platforms. We're going to start looking at that space as well. There's no reason why we can't continue to move up the spectrum and get more into the near prime world. That's a great way to continue to expand the market that we're going after, and also to reward borrowers who are performing.

Bill Brewster:	As you get more data and more relationships, are you thinking at all about trying to drive down the APR? Because it seems to me as though your cost of acquisition would go down, the graduation would go ... As people get educated, your default rate would go down. Is it possible? Or are you thinking at all about, I'm not saying next year, but like 10 years down the road? How efficient are we trying to get with these interest rates?

Jared Kaplan:	Absolutely, you have to give it back to the customer. The banks that we work with have been great about that. We talked about no NSF fees. That's a recent change that they made, as we turn the calendar year this year to eliminate those fees from the product. Ultimately, it's their decision what the pricing is, but they work very closely with us into how the product should be priced. They have agreed to reward borrowers who are repaying over time. I think if you look at the way that we've projected the business, margins are flat for a reason. Margins are flat.

Jared Kaplan:	Because as we continually drive, operational leverage and the technology in the product gets better. We should be all giving that back to the customer in the form of better product design, both in pricing and structure and in the form of lower margin, lower cost products that enable them to graduate back to the mainstream. We got a report on this stuff. I get the question, I think, in most institutional investor meetings about social impact. These are very important topics for most institutional investors these days and retail investors. Being able to report on some of these metrics and graduation rates and how the pricing is changing over time, I think it's going to be critically important to proving that we're doing the right thing.

Bill Brewster:	Yeah. I mean, it's funny. When I thought of interviewing you, I was almost like, man, do I really want to have a lending platform that has these kind of APRs? The more I dig ... I mean, so here's the question. How's your NPS calculated? Because how are you guys so much higher than Apple? That's something that seems hard to even fathom why your NPS score is so high. Here, again, part of me thinks some of what I think is elitist. I don't know if you listen to the pod, if you don't, you should start, it's great.

Jared Kaplan:	Have been listening.

Bill Brewster:	I had a conversation with Tyrone V. Ross and I don't know, he really reframed the way that I think about a lot of this stuff. I don't think I even would be open to this entity if it wasn't for that conversation. I mean, there's only so long that you can hear something or have a meaningful conversation with somebody before something cracks. I just realized that a lot of my life is filtered through a bubble that not many people see the world through. Then I started thinking about like, who are your actual customers? I think it's a lot more average Americans than people might think.

Jared Kaplan:	Yeah, the average customer is making 50 grand. I mean, if you look at the US Census data, it is a bullseye in the US Census data. Remember, we're trying to give the business away, and we're unsuccessful. I mean, that's the first key data point, is we are trying to see if there is appetite for access for this customer profile out there, and it does not exist. That's why it's critical that these products exist. You talk about the NPS, yeah, you go to someone, we talked about the car breakdown situation, maybe it's an unexpected medical expense, maybe you have to get a laptop for your kid who's in virtual school.

Jared Kaplan:	It is a frustrating experience to know you're a good person, to know you're going to pay them back, but everyone else says no. For the platform that says yes, that creates tremendous gratefulness, tremendous loyalty, a big driver of the NPS. We also do some pretty simple things like there's a phone number on the website and we don't hide it. Although you can go straight through if you want, we get a number of people who will call us and the number one question we get is, are you a real business?

Jared Kaplan:	The fact that we pick up the phone and we say, let me tell you about this business that we're building. We got great business we're building in Chicago. That creates a lot of trust and credibility in a time that someone is in a really difficult situation. I had the same skepticism as you do when I was approached. I was ignorant when it came to some of the macroeconomic realities of this country. I said, you know what, I'm going to go back to that value edge concept that I learned when I was investing. I want to understand the value proposition from the customer's point of view.

Jared Kaplan:	I started listening to calls, and the first call was a woman. She had called to thank us. Her daughter was in private preschool. They had increased the price of tuition. She'd had a frustrating experience trying to get access. Then she had found us and we had said yes. With that capital, she was able to keep her kid in private preschool, and she was in tears. She was so happy, and she was thanking us. I was like, oh my goodness, there is this real problem in the country. If you ask me how you fix it, more banks have to get into the space.

Jared Kaplan:	We talked about half of our customers bank at the largest institutions. They're banking at JPMorgan. They're banking at Wells Fargo. They're banking at Bank of America, but they don't have access to these products. They're completely ignored. The way that we can get pricing and product structure to advance even faster is if you get the largest banks with the lowest cost of capital that have the deposit sitting there, which means the repayment is more highly secured. That's the answer here.

Jared Kaplan:	Just ignoring the problem is saying, oh, they're going to figure it out, they won't figure it out, it doesn't exist. They're just going to end up in products that are worse. It doesn’t mean that we can’t get better too. We continually make the products better every single year. We still have a long way to go. We got to keep doing that, to do the right thing for the customer, but also because it's such a big underserved marketplace. If we don't do it, someone else will do it.

Bill Brewster:	What is precluding the banks? I say this as somebody that worked at a commercial bank in the past, and I suspect it's typical box checking. I don't know. It seems odd to me that the banks have customers that you all are just able to pick off because they don't want to serve them for some reason. What is it?

Jared Kaplan:	I think it's a couple of factors. Even the way that we are able to help our bank partners determine credit worthiness is a huge driver. I mean, the banking way of thinking is if you have less than a 700 FICO, let alone 650, let alone 620. You're not credit worthy. There's just a lot of bias there of how do we determine creditworthiness, there are alternative methods that can make these products sellable from a profitability perspective. I think there's a misnomer that these customers are, that they should be less of the focus because there's just less of a revenue generation opportunity across other products as well.

Jared Kaplan:	They get orphaned within these ecosystems. That's the opportunity. Our bank partners, we work with community banks and community banks see the opportunity. They see this unserved marketplace. They have the choice of doing it themselves or to efficiently partner with a financial technology firm like us to get the best in class acquisition and underwriting and servicing to make it happen. That's why they're doing that. I think with the financial technology companies, with the banks, with the realities marketplace, I think you will see the dynamic change quite a bit next couple of years.

Bill Brewster:	You want to go through how the credit risk is held on your balance sheet and the choice of why to hold that credit risk, because I do think that creates a concern that is obviously reflected in the multiple today, I think, or the pro forma multiple. I think that's one of the major concerns of any real credit institution, this credit risk.

Jared Kaplan:	Yeah. Here's what we think about that. The bank partnership model that we operate under looks very similar to the best in class bank, FinTech partnership models out there today, the Affirms and the Upstarts of the world. LendingClub used to operate on that model. Now they moved to a bank. We essentially are the outsource vendor, and the bank uses the platform - we have been hired to acquire and to underwrite and to service on their behalf. Then after the bank originates, we typically buy back about 95% of the receivable.

Jared Kaplan:	We then put about 90% of that on our balance sheet, about 10% of it. We sell through called a quasi-forward flow relationship. The thought being there, and this comes back to my insurance days, is that when I was a broker, I always wanted the full unit economics because there's no better way to make gap profitability than to own the full dollar. When you can manage risk well and when the duration of the asset is relatively short term, and the asset has performed well through cycles, and we can talk about that last point in a second, we feel it's incredibly well managed.

Jared Kaplan:	That's the way you maximize it in economics. Now, we're obviously looking at the public markets and we understand, I think, the importance of demonstrating hybrid financing structures. There's lots of appetite to buy these loans and do more forward flows. There's certainly the opportunity to do that. We plan to do more of that, as we get into the public markets. In the past, the decision was all about, hey, we really understand this, we think we're world class to understand the risk.

Jared Kaplan:	We've got so much confident in the assets that we're willing to hold those on balance sheet and maximize unit economics. Remember, we built this whole business without equity. I mean, the Schwartz family put in about $12.5 million prior to 2015. Since I've been CEO, we built it all with cash flow from ops and debt capital. We've made it very efficient from that perspective. That's because we've been able to drive the unit economics that we've been able to drive. That's been the thought long term.

Jared Kaplan:	I think this whole idea of credit risk, for this customer, when you look at nonprime and you look at the Great Recession and what happened during the mortgage crisis, I mean, that was a situation where you had nonprime individuals taking out mortgages when they clearly did not have the income or the ability to repay. Paramount to this model is ensuring ability and willingness to repay. If you look at not COVID, because it was ... COVID has been a very unusual dislocation, but if you look at the dot-com bust, if you look at the Hurricane Katrina, if you look at the Great Recession, the non-prime consumer has always performed much better than the prime, the prime consumer.

Jared Kaplan:	That's because in a dislocation, some of the near prime world falls into the non-prime bucket, and they're some of your best powers. Because this customer is very resilient, they're recessionary in nature, they're in and out of jobs, they have multiple jobs, so they understand how to deal with some of these shocks. We look at that and we think it's managed very, very well. It's just a bit misunderstood by the market at this point. At the same time, we can flex the hybrid muscle more and more and the firm, does a really nice job at this with on balance sheet and off balance sheet financing, to show that we can finance with that mechanism as well.

Bill Brewster:	Yeah, that makes sense to me. I think that I keep going back to like it's tough to hear about people that are scraping by, that are so resilient that have to pay these rates. I guess, as a shareholder, if somebody else were to enter the space and more competition were to come in and the rates were to be driven down, that would be an outcome that I would be okay losing to. Because I do think society would be better off that way. It's hard for me to hold the thought that you guys aren't doing something beneficial to society and the NPS score is 84 and your Glassdoor ratings are really, really good.

Bill Brewster:	I don't know. It's really mind bending to me. What I came back to, to get comfortable with, it is I've done some due diligence to the extent that I can call around on Joe and Kyle. I haven't heard anybody that says a bad thing about Joe Moglia, for him to put his reputation on the line here and back this product, I think says a lot. That's what opened me up. How did you think about partnering with these guys?

Jared Kaplan:	Before COVID, we're trying to figure out what the right public market path would be. We were looking at a traditional IPO path, right around the time that COVID would hit, the whole SPAC frenzy was beginning. We put our heads down. We operated for about 90 days, just to understand what the COVID environment was going to look like. We were pretty confident after 90 or so days that the business was going to be quite stable. Then we started to entertain some more conversations and figure out what the right public market path will be.

Jared Kaplan:	We talked to a lot of SPACs. If your financial technology company that's growing and profitable, you get a lot of attention. We were really intrigued with FG, because there was just great alignment with Joe, not only being this unbelievable leader, whether it's business or sports oriented. His background is one that really understands the product. He grew up from humble beginnings. The customer that we're serving was not that different from what he inherited at Ameritrade and he brings with them tremendous credibility and mentorship for me, personally.

Jared Kaplan:	It was just a really great partnership, a really, really great ... Kyle is amazing and Larry is amazing and the whole team. It was a partnership that we felt made sense to go that path rather than the traditional path. There are some other pieces of the SPAC process that we thought were a better decision for us. They just make us better. Joe has agreed to lock up for two years as part of the transaction. He's not in this for the short term. He's in this for the long term.

Jared Kaplan:	Ted Schwartz and him, both former public company CEOs, provide terrific leadership and mentorship for me as I transition into the public markets. It was a big part of the decision. Having Joe out there talking about this platform and the customer and why what we do is so important is definitely a benefit.

Bill Brewster:	Yeah, I would think it is. I've heard some stories about him. He sounds like a really cool guy. Hopefully, one day, I'll get to meet him. We'll see. How do you think through like ... I guess there's a perception of regulatory risk here. What are your discussions like with regulators? I mean, is that perception as real as reality? Or do regulators understand what's going on in the space and maybe the perception is a little bit bigger than reality? I don't know.

Jared Kaplan:	Well, I think, I mean, we spent a lot of time talking to members of Congress, talking to regulators. I find that most are quite educated on the realities of access in the country. What we have to help them with is not all greater than 36% APR platforms are created equal. For whatever reason, that's become the line in the sand that a lot of people point to, although there's not really an economic reason to come to that line, in fact, that I always ask, why isn't it 49? Why not 63? There's no economics. That's why that FED report was so important when it came out.

Jared Kaplan:	Our approach to regulators is to walk them through the business, to show them and talk about the TurnUp Data, and the fact that we can prove that access doesn't exist. We have a number of principles of which we talked about here, just how the products are designed that we think should be legislated. We think the CFPBs small dollar rule, which mandates ability to repay, and that you can't go and torture someone with NSF fees is common sense and should be in place. What we need is more regulation. It's got to be in the form of consumer protection.

Jared Kaplan:	Not rate caps, so that you ensure access because the access issue doesn't go away, the demand doesn't go away. There's tremendous demand because the access doesn't exist. The right way is to ensure that the supply is set up in a way that can provide access, but with the appropriate protection. That's our conversations. I do think the vast majority of people on the hill really understand this, and they're looking for the right answers. We hope that we can be viewed as the platform that does it the right way. That legislation can be modeled after, and then some of the bad actors can ... They won't be in business anymore. That's okay. That's why we do it the way we do it.

Bill Brewster:	How do you try to ingrain that throughout the organization? I'm not trying to heap praise on you, I want to ask you hard questions. Folks, if you're listening, go look at Glassdoor and see what the reviews are like. You seem to have a lot of buy-in from your employees. How does that start at the top? Is it creating an incentive structure? Just how do you think through that and building a team that's going the same way?

Jared Kaplan:	I think a lot of people think it's mutually exclusive, that you could have a high performing business and a business that's the great place to work. We define our culture on the collective attitude of the employee base on a Sunday night before they have to go to work. That's how we think about it. We want people to be excited about going to work.

Bill Brewster:	Yeah, they're dreading going to work than you're closer to a law firm. No offense to my law firm friends, I do know your life.

Jared Kaplan:	When you help people that helps a lot, just going to work, happy employees deliver exceptional customer service. I don't think OppFi is an easy place to work. I think we're highly metric. During the days when we used to walk into the office, you walk into our office, it is 500 flat screen TVs that track every metric of the business in real time. We are all over it.

Bill Brewster:	Really?

Jared Kaplan:	You walk in and you're like, whoa, this is ... Now we've got to figure out how to do that virtually for the long term as we move to a more flexible structure. That was that feeling you got when you walked into the office. It is incredibly difficult from the fact that we are high performing. We can also be a great place to work. Our second core value is hold the door. That's meant to be literal. That's like don't walk past someone and don't say hello, like hold the door. If someone's behind you, help them through it, and treat people with respect and dignity.

Jared Kaplan:	I think that's a big part of what we've done on the customer service side. I give the Schwartzes a lot of credit. We took that and ran with it. I used to send around every single five-star review, we got to the firm. It was so annoying, especially for the people that have been there like, what are you doing, what better way to instill the culture of like we really care about our customers and then to do that. We're just maniacal about the whole thing. Thankfully, we've been able to attract the best talent.

Jared Kaplan:	There's no better way to build a great company than to attract unbelievable talent and no better way to ruin a great company than to lose that talent. We're really good at retaining talent. I think I've learned just from observation in my career that retaining talent is a lot more than just compensation. It's autonomy. It's giving people the chance to fail. It's challenging them. It's stretching them. It's creating environment where you want to hang out with your colleagues outside of the office when it's safe.

Jared Kaplan:	I always felt like the environments I was in when I was hanging out with my colleagues outside the office, I had a lot more fun in the office. Having fun is a great thing. There's all these little pieces that we've been able to boil together, and then transparency. I've screwed up a bunch of times, first time CEO making a bunch of mistakes, but I think people give me a break because I think my superpower is I'm always willing to admit when I was wrong. It does not bother me at all. I'm very convicted. I come at things with a lot of confidence like conviction. If I'm wrong ...

Bill Brewster:	Sometimes wrong, never in doubt.

Jared Kaplan:	Yeah.

Bill Brewster:	That's how I am too. Although lately I've been more in doubt than right, but anyway, I digress.

Jared Kaplan:	That hopefully I think gives ... We don't stand up there and BS. We give people the truth and transparency. We get a lot of credit for that, I think from a relationship with the team perspective. Lots of little things. Again, it goes back to the customer. You can't provide great customer service with unhappy employees. It helps, for sure.

Bill Brewster:	I mean, do you mind going through a little bit of what the customer service aspect looks like? I know you said you have a phone call, I'm big on to phone support, especially when it comes to financial services. What is the customer service? What's a loan work? Not out. When you're working with a client to stretch the payment cycle or to figure out how to repair whatever happened in their life, they lost their job, they're trying to figure out how to make it through, what does that look like? What is OppU? How's it all integrate within itself?

Jared Kaplan:	Sure. I like to think all the metrics are best in class, except for the recoveries metric as it relates delinquent accounts, that is deliberate. We call you up and we ask how you're doing, when you're having difficulty making a payment, and try to figure out if there's a way to get you back on track. Everything is done in-house. We don't sell any of the delinquencies, the charge offs. We don't litigate to collect. We're here to work with you. That was a strategic decision, not to harass people that don't have money to pay to hope they pay over time, because they have the willingness to repay.

Jared Kaplan:	It's getting it right upfront. If you harass someone that's got a couple $100 in their bank account to pay, it's never going to work out for you. We just didn't want to build that type of business. That's been the thought process there. OppU is our platform, whether you're a customer or not, for financial educational literacy. It talks about how to best manage your money and has a number of modules to takes yout through that curriculum. We can do a lot more and we plan to with OppU.

Jared Kaplan:	To integrate that into the product suite and potentially reward customers who have proven their willingness to go through that program and to certify their literacy, then get that benefit through the products. There's more to come on that. The content there is excellent. Now we just need to continue to build that into the core platform. There's a closer integration and we plan to do that, for sure.

Bill Brewster:	Do you ever monitor how many customers are engaging with OppU, whether or not that helps charge offs? I would think that there is some correlation between people that are reading financial education and lower credit losses.

Jared Kaplan:	Yeah, we're going through that process right now. There's no question. We think the data will show that those that are engaged in improving their financial health, self-directed are going to be great customers. That's what we think there's a big, big opportunity there. As you think about this digital financial service platform, there is that opportunity for an advisory type role that can be heavily technologically enabled to help people make the right decisions and help them think about what the right products are for whatever they're facing long term or short term and connect that into the education piece of this. That's critical.

Bill Brewster:	Yeah, yeah, I would think it would be. I just hope that they do get repaired. I think I've said it a couple times, the reason I'm okay being long on this and publicly long on it when I do think that there's a perception problem on this space, generally speaking, is I think people are in it for the right reasons. We'll see how it all turns out, but I am hopeful. How do you think through, I guess we've already talked about it a little bit, but when you see some of these other valuations in the FinTech space, and they're not holding any of the credit risk.

Bill Brewster:	Going forward, I expect that we'll continue to hold the credit risk. Is there a tension inside about doing the right thing economically versus pleasing the market? You're a markets guy, right? You were at Goldman. You understand what's going on. What's your focus? How do we think through that?

Jared Kaplan:	I think you got to build the distance with a long term focus, sustainable focus, always. I don't think you should get caught up into short term engineering that makes a business look one way or the other. It's not my personality. It's not the company's personality. We're looking to build this for the long term. I think that vision that we've set out, it's a decade long vision. There's a lot to build there that we want to build. I think certain products lend itself to different financing mechanisms, certainly longer term products, multiyear type products.

Jared Kaplan:	We would have a very different point of view at day one than some of the short duration products. As we can graduate customers to some of the longer term, lower rate products, whether that's SalaryTap product, whether that's in the near prime products, we expect to test whether that's the credit card product. Those will be financed with different methodologies and philosophies behind them. The current business, we're obviously very comfortable. I think we've shown our ability to grow rapidly and to manage the static pools.

Jared Kaplan:	The static pools have been unbelievably consistent through the growth and we've actually expanded access to that time. There is an opportunity to make it a bit more hybrid, bring in some more of the traditional forward flow stuff. These assets yield. We're obviously in a very low yielding asset environment. There is a lot of appetite there. We'll figure out the right inflection point. On a dollar basis, when you look at holding the receivables versus selling, you make about double the money holding it.

Jared Kaplan:	We've been very thoughtful, but what has really hurt companies, historically, is not so much that assets haven't performed. It's that you're not thoughtful about your convenants on your facilities. Then lenders are freaked out by an environment and they pull your financing. It's more about the macro term, because you gave them that opportunity. We've got great relationships across the board with our multiple tech capital providers. They have been really thoughtful about where we set those limits to ensure that there's plenty of cushion as it relates to what past dislocations look like.

Jared Kaplan:	We definitely understand from a market's perspective that the hybrid approach is going to be well appreciated. We certainly expect to move more into that matter. We also have a lot of confidence and our ability to manage the risk as we’re managing it.

Bill Brewster:	For those of us that got a little bit lost when you're talking about, was it static pools or static flows? What are you talking about in plain English?

Jared Kaplan:	Yeah, absolutely. We're just looking at the loss profile of the assets over time, essentially, what percentage of the principal goes delinquent over the cohort of a vintage?

Bill Brewster:	Yeah, that makes sense. You're alright if we go to the personal side of this a little bit?

Jared Kaplan:	Please.

Bill Brewster:	Are you looking forward to earnings calls and managing a public company and all that?

Jared Kaplan:	Totally different, right? Getting a crash course. We announced this thing, and I have made the rounds, meeting with such high quality people as part of the process. We didn't raise hundreds of millions of dollars of venture capital. Our customers know us really well. Institutional investors were like, how'd you build this company? You didn't build a venture capital. Who's the sponsor? There's a lot of dialogue to introduce ourselves to the public markets. That's an ongoing process. I am looking forward to the platform.

Jared Kaplan:	I think we realized about two-and-a-half years ago, that we had to get much more vocal. We had tried to be under the radar. We started to really build up our external presence across the board to build the brand a bit more as it related to some of the regulators, some of the members of Congress, get out there, tell our story, make sure they understand how we were positioned versus potentially how other people were positioned. Being a public market company now, you've got that platform every quarter to talk about how the company is doing.

Jared Kaplan:	We can go well beyond financials and go into the social impact story and the customer story and all of that. I do think that's a big opportunity for us and gives us even a greater chance to differentiate what we're doing from those that came before us and those that will come after us. It definitely changes my job, definitely changes my job. Thank God, I got an unbelievable team. We built a Fortune 100 quality team of the smartest, most hardworking people, incredibly diverse. I'm very proud of the diversity that we've built at the company, and that will make the transition that much easier.

Bill Brewster:	How do you think through just given your time at Goldman and how you see the world and whatnot? How do you think through narrative driving ... Reflexivity is my real question, like messaging, creating momentum, creating buy-in and all that. I mean, how much of that have you seen in your career is real versus how much of it is just puffery? It feels to me, I used to not believe in it at all. Now it feels like it's a very, very real thing. Messaging is really a lot more important than I used to give it credit for. The flip side is, as somebody that is a shareholder, I hope that you're not getting in the quarterly cadence of earnings hits and misses. I mean, that seems like the worst possible thing to get yourself in the rat race of.

Jared Kaplan:	Yeah. I mean, we're long term focused as we build this out, definitely, definitely, definitely. There's a reality that you have to do what you say in the public markets. I think we did them the debt capital side. We've built a tremendous amount of credibility there, starting with a very small facility to what we have today, half billion dollars of facilities with multiple partners, and that's because we pitched the story and we put our heads down and we executed and we got rewarded for it. There's something ...

Bill Brewster:	Sorry. It's a revolver, right?

Jared Kaplan:	We have several different facilities. We have a couple traditional warehouse facilities. We’ve got what I call a reverse forward flow facility, we’ve got.. Across the board, we've got about a number of facilities that we use. My point there is it's matured dramatically over the last five-and-a-half years, starting with, I think, was a small $25 million warehouse facility that we started off with very high cost of capital and low leverage and lots of cash locked in lockbox. Now that's a much different story, because we've executed.

Jared Kaplan:	We've got to do the same thing on the equity capital side. Messaging is critically important. It's how people understand you are just going to back it up. We don't have a lot of tolerance for just speaking without doing it. We try to be very data focused and back everything up. Everything we say with data, we're not going to go out there and just talk about all this great stuff with not being able to show what we have. We've committed to two of these new product launches this year, the SalaryTap product and the OppFi credit card product.

Jared Kaplan:	Those are crucial to the mission going forward. We have to deliver those. They have to be a successful as we think they are. Then we have to continue to build out this digital financial services vision, this destination vision, which includes a number of additional products along the way that we've got to execute on. The complexity goes up on top of the public markets, but we're ready for it. Yes, the messaging is critical, but we got to back it up with real substance.

Bill Brewster:	Yeah, yeah, no doubt. I did see your app has like ... It looks pretty slick. I would imagine that that's a unique product in this customer set. Is that a fair comment?

Jared Kaplan:	I think a lot of the unique things you can't see, it's all the fancy conversion rate optimization stuff you do behind the scenes to drive traffic through the process. You want to make it super simple on someone's mobile phone. 80% is mobile phone at this point, and you have to continuously test it to get to the right pathways. I think we talked about the bank verification process. I mean, getting someone comfortable to log into the bank account and send you the data, there's a look and feel to that. There's a messaging to that. There's communication component to that.

Jared Kaplan:	There's also a technological component to that. We work with four bank verification providers today. We've got some really interesting technology that knows who's up with which bank in real-time, so that the traffic can be routed in such a way that enables the success of the data coming back, which is really critical to making sure you make the process as frictionless as possible. That is tried and tested. There's still a lot of room to improve it. We watch those conversion metrics very, very closely.

Bill Brewster:	How's your business more from mailing? I mean, it started out as a mailing business to get the leads in the very beginning. Obviously, not exclusively, but I thought that I saw somewhere north of 70% was mailers back in a couple years ago. Is that accurate or not?

Jared Kaplan:	Yeah. I think, I mean, the initial business that we started building out prior 2015, 2016 was heavily direct mail, which a lot of platforms, our direct mail works really well still. We had this point of view that anyone can mail the mailbox. Actually, the first employee we hired after I joined was a comedy writer from Second City in Chicago. Because he can make things really interesting to be shared, which is a critical component of search engine optimization. Today, we lead with the lower cost acquisition strategy, search engine optimization, customer referrals, and email remarketing, those three account for about 25% of the business.

Jared Kaplan:	About 55% of the business is driven through what we call strategic marketing partners. Those are companies like LendingTree and Credit Karma and 50 plus others. They're not the companies that will take you through their application with their brand and then sell it 15 times. They're the platforms that will refer customers to our platform. They see our brand and the bank's brands. We have a sophisticated API that we've built, which allows us to work with those partners, and to essentially make their conversion as efficient as possible by focusing on where they source their data.

Jared Kaplan:	The tighter you can make those processes for the customer, the better is for the platforms. Then at 16% or 17% of business today, which is direct mail and a couple hundred basis points for other sources. All that leads to cost of acquisition. We acquire customers for about $200 per customer, but $60 per loan. Everyone's acquisition has a big lead in the space. It's a big part of the cost structure to get to ultimately in the lowest prices out there. We'll continue to invest in driving cost per acquisition down over time.

Bill Brewster:	I was shocked when I saw the Fed paper that you cited in the proxy on the breakeven rates that are needed on the smaller loans. I guess, I mean, the any edge that you can get the drive that down, I would think is big. They may not be fixed, I guess, with the acquisition starts to get more variable as it gets better and better. That was shocking to me.

Jared Kaplan:	We talked about 75% of our decisions are in real-time and it was 0% five years ago. Approvals, we're up to 40% automated approvals as of the first quarter, we expect to be close to 60 by the end of the year, all of that drives operational leverage, which means people can be more productive. We've got cost of capital that we've improved as the debt capital markets have gotten more comfortable. Cost of acquisition has come down, losses have remained stable, we've been able to convince the banks to continue to improve the access box.

Jared Kaplan:	If you just keep on doing that, you could build a more and more profitable business. That goes back to your original points of how we thought about this. I mean, we've taken the approach of plowing that back into the product design to make the products lower cost, to make sure that they're structured in the most defensible manner. That's why the margins are considered to be flat going forward. We are committed to doing that. I think we'll make a fair gap net income marking today about 15%. If you didn't do any of that stuff and you just kept on just driving all of the components of unit economics down, you'd end up with certainly higher margins. We made a dedicated decision not to do that.

Bill Brewster:	Well, it sounds like it goes back to your job after Goldman and that philosophy of delivering value for the customer and returning some of that value to them. Does that fit?

Jared Kaplan:	Yeah. That's how a customer makes a decision. A customer, especially in this space for the access piece, they are going to make a decision who delivers the best value creation opportunity for them. All of the other pieces are certainly important, the fact that they do trust us, that they do find us to be a credible company that helps in the conversion decision. Pricing is important as well, for sure.

Bill Brewster:	Cool. Well, I thank you for stopping by, man, I know you're busy guy. I don't need to take you all the way to the end of the time that you had. If there's anything you think we missed or if you want to say anything, feel free and we can go somewhere else. Otherwise, I'll let you get back to your life.

Jared Kaplan:	No. This is a great opportunity to speak to you into your audience. I think we are, I mean, you mentioned earlier, the FG team and how solid they are partnering with them. We're looking forward to getting this thing closed and putting our heads down and executing and doing what we know best, which is just going to work every day and providing this terrific customer service experience to our customers, but also a vital lifeline that they need to solve whatever unexpected expense just came into their life. Thank you for the opportunity.

Bill Brewster:	Yeah, well, thanks for joining me and have a good one, man.

Jared Kaplan:	You too.

Bill Brewster:	To those watching on YouTube, there was no clothing change mid interview. I've scheduled a followup because I realized that I do these things off the cuff. As I listened to the previous part of this interview, I was very embarrassed that I asked Jared if he only had a revolver as the debt facility that is a noob mistake driven by conversational discussion. I should know that as a banker, I'm upset with the question that was asked, just know that. That's on the record.

Bill Brewster:	More importantly, I felt like when I listened to it, I didn't do a good enough job going in to your banking relationships, Jared, and how the business model interacts with banking relationships and what that ... What am I trying to say here? How dependent is it? How real is this relationship? What do people need to know about the bank partnership? Or even if it's ...

Jared Kaplan:	Sure.

Bill Brewster:	... not a partnership, I apologize for that word, but I'm just trying to frame it.

Jared Kaplan:	Yeah, I'd love to tell you that we are incredibly unique and novel and forming a partnership with the bank as a FinTech company. The truth is many of the best financial technology platforms have gone to market through bank partnerships, Affirm, Upstart, very similar delivery models. The reason is, banks, big banks can potentially do this themselves. Smaller banks, community banks, and regional banks see these massively underserved marketplaces. They lack that expertise of acquisition online or through a mobile phone of using alternative data to underwrite servicing at scale with technology in a way that the customer wants to be done business with.

Jared Kaplan:	We have three bank partners. They have all hired us to perform those operations on their behalf. They don't have that expertise in-house. The way the relationship works is they will originate the loan. They are beholden to their federal regulators and their state regulators. They hire us to do everything else. After they originate, we buy back that receivable about 95%. That's not novel either. It's the way you create the most harmonious go-to-market. Banks have the ability, based upon federal law, to lend nationally based upon their state domiciles.

Jared Kaplan:	That's a much more streamlined approach. We started off as an 18 state, directly licensed lender. There was a different product in every state. It created lots of inefficiencies. Really, the customer loses. When banks do this, the customer wins, because banks are set up to do it most broadly at the lowest cost. They have a lot of built-in mechanisms to allow that, and so it creates this terrific partnership. I'll tell you, there is a misnomer out there.

Jared Kaplan:	Some of the consumer advocate groups will sometimes refer to these as rent-a-bank charters and some really salacious names. I will just tell you, we have three, as I said, three top banks. To get them to bless us, the amount of bank level compliance we had to build is crazy. I mean, we have built bank level compliance to do that. They maintain approval rights on essentially the entire process. I often joke, I can't go to the bathroom without the bank approving it. That's the way it should work. I mean, they're ultimately on the hook for this.

Jared Kaplan:	If you would ask me what's the best way in our space, specifically, small dollars, small dollar lending historically, obviously, we're expanding that to other products, but the small dollar lending space, it should all go to the banks. Big banks like US Bank, who has Simple Loan, that's their product that's competitive, they have the resources, they can do it themselves, and let the community, the regional banks, the credit unions partner with best in class financial technology firms, so that they can build their businesses, which is the route that we've taken.

Bill Brewster:	Yeah, that makes sense to me. When I see who you're competing with and the APRs, I guess that the thing that comes up for me is this hypothetical 36% APR cap. How are you able to offer ... I guess I have two questions. One, how are you able to offer the products that you have? Two, why are there different rates on some of your different products? How do you think through those things?

Jared Kaplan:	Yeah. By the way, the banks control the pricing. It's their credit box. We're making suggestions. It's ultimately their decision. We can't do it by ourselves. We have no right. It's the bank's right. The pricing, which is done in conjunction, is based up on risk. The OppLoans product, which is the historical product that's got an APR range of 59% to 160%, that's largely based on risk-based pricing. Then the SalaryTap product has an APR of 30%. That is driven because that payroll deduction is a form of repayment, is so highly secured, that it can be offered by the banks at a much lower rate, because the losses are much lower.

Jared Kaplan:	When I say we, it's us and the banks. No one says that the 59 to 160 in the OppLoans product is the way it should always be. In fact, I give the banks a lot of credit. They have demonstrably improved pricing and product design over time. I think it proves us all to continue to do so. That credit card product we're launching, the OppFi card, that will have an all in yield in the '50s or '60s. It's interesting credit cards all have a sub 36% APR, because the fees don't go into the calculation. We had talked about that the other time. That's the other thing with APR.

Jared Kaplan:	It's like in consumer finance, you've got this non apples to apples comparison in some way, the installment ... Actually, not in some way, in always the installment loan product is by far and away the most transparent from a pricing perspective, but it's all driven by risk rating. That fed report that we mentioned, which showed that triple digit interest rates are required to break even on smaller loans, it's just the reality. These products are much better than the market of last resort. It doesn't mean they can't be improved over time.

Jared Kaplan:	It's the customer that will tell you why they appreciate it. Whatever we said the other time today, I go back to the customer and how they view it, how they view these products as a lifeline. Our challenge, as a company, that once we've been able to facilitate that access, can we improve financial health? Can we graduated to better products? Can we drive savings? Can we drive wealth? That's the decade long vision. Someone's going to figure it out. I bet on us, but there'll be others that we're competing with, for sure.

Bill Brewster:	I think that from a regulatory standpoint, if I were in your seat, I would be having those kinds of conversations with regulators. I think some of the regulatory risk and some of what ... I mean, I'll just say right now, D.C. and you all are in a suit. That seems to me to be part of the table stakes of being in this industry, because it is a politically ... It's easy to attack you guys, and I don't think that I'm saying that from a bias standpoint. I think that's reality. You operate in a space that's easy to frame as predatory. Because of that, politics are going to get involved. I'm not trying to put words in your mouth, but I did want to at least address that there is a suit that's going on. I think that people will see it if they do some research, right?

Jared Kaplan:	Yeah, for sure. I'd love to be able to comment more than that. What I can say is we believe 100% behind our business practices, and we are prepared to vehemently defend ourselves. Your regulatory risk is a fair question. It is a key risk for the business. We think a lot about it. I think the best way to build a business that is regulatory agnostic is to diversify. That's where we're heads down on SalaryTap and the OppFi credit card and mobile banking, potentially point of sale in the future. These are all products that diversify regulatory risk. Then we got to educate.

Jared Kaplan:	We're investing internally in our government relations team. We are building relationships with key people externally. I spend a lot of my personal time meeting with members of Congress, meeting with regulators using the TurnUp Data to show people the issues with access, and we want to get legislation passed. Our goal is to get small dollar loan legislation passed, which ensures access with the appropriate consumer protection and a unified government gives us a better chance to do that. I will tell you, in my conversations, people get it. They get it.

Jared Kaplan:	No one likes high rates. We can debate what high rates are. We'll all agree, though, that some of the legacy products on the platform are high rates. They're a heck of a lot better than what the alternatives were previously. Together, we can work to even better answer to the customer over time. We spent a lot of time thinking about it. It's the right question to ask.

Bill Brewster:	I mean, how do you see if you think like 10 years out, I hear you're talking about ... I know, 10 years, forget about 10, 6 months is hard enough to figure out, especially coming out of a pandemic. What do you see for this institution? Because it seems as though there's a long runway of products that you're thinking about introducing for the customer and just be interested to hear you riff on what you want to build here.

Jared Kaplan:	You said, people can call the product predatory. I always say, we try to give the business away, we are trying to give the business away, we are unsuccessful. That TurnUp program, again, 90% of the time, no one bids on the customer. Even the 10% of time they do, they only close the loan 10% of the time. 1% of applications were able to find a sub 36% APR home for it. We shouldn't be given that up though. As we continue to grow and get data, we've used that as the data point to prove that access doesn't exist.

Jared Kaplan:	We can move into near prime in addition to payroll deduction lending, in addition to the credit card, in addition to mobile banking, in addition to point of sale. Mobile banking allows you an entree into savings. Our thought there is as you graduate customers back to near prime, they will have more money because there's less frictional costs from an interest perspective. We can think about some creative dividend policies as well that as people repay, we can maybe fund a savings account for them.

Jared Kaplan:	A good day for our customer is $300 in the bank account, so we can quantifiably show that we're building their bank account. We can surround that with financial education, some credit counseling to help them as well, think about how to better manage their money, tie that financial education to incentives from a product perspective, from a pricing perspective. Then longer term, there's a whole evolution that digitization of mortgages. Our customers don't have enough money for a down payment today.

Jared Kaplan:	If we're able to drive savings, we can get to the digital mortgage space. Then Joe Moglia knows a thing or two about investing. There's no reason that we can't develop an investment platform once someone's got savings and allow them to build some up. We don't have to build that directly. We can build, buy or partner for that. That's the overall equation. Ultimately, you can measure success by the financials. Are we hitting our numbers? By the social impact metrics, and very shortly here, we're coming out with our own social impact report.

Jared Kaplan:	It's a dashboard, where we lay it all there. A lot of times, people social impact report says, I'm doing community service. Ours will show graduation rates, how often we're turning up people, what the improvement of credit scores are, what the true cost of credit looks like, and so on and so forth. There's just this space has so few focus on it, but that's changing. Even this week, there are a number of high profile announcements of people raising money. You had One Main Financial buy Trim, which is a really interesting provider that helps you reduce bills.

Jared Kaplan:	You had Current, the online bank that's focused on the teen population, but talks a lot about credit building and financial education. The theme is there. We are well positioned to capitalize on the theme. Regardless of the regulatory framework or the products, what we're great at, what we're best in class is acquiring this everyday consumer. There's a lot of products that we can offer to them.

Bill Brewster:	Yeah, I like that. Well, I mean, man, like I said, I like the way that I perceive you all to be going about this business. It's not the easiest thing to say that I'm long. I said that the last time too. At the end of the day, I think this product is needed. I like the approach that I perceive you all to be taking, and I don't think you're full of shit. I hope that you're successful at it. It sounds a little bit pie in the sky, but I hope the world is a slightly better place because of this success rates.

Jared Kaplan:	There's a lot of people who think I'm full of shit. I said, "Go look at the customer reviews." I said, don't ...

Bill Brewster:	Well, dude, they're all Ohio State fans.

Jared Kaplan:	Well, hey, I don't want to go there. I don't want to go there. It is about the customer. You can't BS with the ... It's so easy to go online and leave a one star review these days. You declined me. You suck. That's not what people say. It's not that every single review is an ... Our NPS score speaks for itself. We're four nine out of five ranking. Speaks for itself. Read it. Do your diligence. Better Business Bureau, LendingTree, Google, Credit Karma, anywhere out there on the net where someone's saying something about OppFi, you make your own decision. I've never seen better reviews myself.

Bill Brewster:	Yeah, it is impressive, man, as is Glassdoor. Like I said, I was shocked when I saw it. One more thing that I'd like to just touch on, because I do think it's important, despite my idiocy with the revolver question, how do you think through, historically, and you had alluded to it, the access to debt capital is important in a business like this? How do you think about setting covenants to the extent that you're in those discussions and just lining up financing in a sustainable way, so that you don't get kneecapped at the wrong time?

Jared Kaplan:	Yeah. There's a whole playbook of what we do there. Ultimately, it starts with building great relationships with your lenders. You do that by delivering on what you say, which we've been able to do. We looked at what hurt firms during dislocations in prior cycles. It was more about how you set your covenants and that was how the business performed. There are lots of anecdotes of companies that were performing fine, but they trip a covenant. The lender freaks out because the macro environment isn't great. That puts you in a bad situation.

Jared Kaplan:	We have been really thoughtful about how we set cushions on our facilities to make sure we don't run into those issues. I think having comprehensive capital structures, different facilities somewhere else financing, some hopeless financing, some warehouse financing, some forward flow financing, having multiple partners, making sure that the terms of those facilities are staggered. There's lots of different, I think, best in class practices that we've been able to do. It starts with just delivering value for your partners. We've done that. We plan to continue to do so.

Jared Kaplan:	There's plenty capacity out there. The debt cycle has change in and out. We've got half a billion dollars today. I think we're utilized roughly 20-ish percent. Don't hold me to that exact number and plenty of capacity. We have lots of good things on the horizon there and many debt capital providers that are looking to provide more capital business at lower costs of the capital and more flexible terms.

Bill Brewster:	Yeah, I guess the problem, historically, is at the time that there's a credit event in one of your type of businesses, the underlying bank is also adjusting all their risk ratings downward. Because it's not as if the credit event is just siloed, so then everybody gets a little bit worried about what loan losses are going to look like and then you have a problem.

Jared Kaplan:	The moniker non-prime or subprime is a terrible connotation for what happened to the mortgage crisis. That was all about providing mortgages to people that did not have income or did not have the ability to repay. This is completely on its head. These products are short term. They're much smaller dollar amount, on average, $1500. There's a lot of different dynamics here that are completely different. The near prime or the prime consumer, the variability, the variance of loss performance during a dislocation is much, much higher than this segment.

Jared Kaplan:	In this segment, sometimes the performance is even better, because you've got near prime folks who have fallen in and we've put some pages in our analysts deck that showed TransUnion data and what happened to the different customer segments during the Great Recession, during Katrina, during the dot-com bust. That's empirical data. That's really important for people to understand as far as inherent credit risk during cycles.

Bill Brewster:	Good deal. If somebody listens to this and is interested, is there a contact that they should have? I know you have IR. How should people look up your stuff, find you, and interact with the company, in general?

Jared Kaplan:	Yeah. We've got our IR contact at oppfi.com, O-P-P-F-I. I'm always happy to reach out to me, Jared, J-A-R-E-D, at oppfi.com. If I can't answer, I'll get to someone that will, but we have been having a lot of fun. It's been an educational process, getting to know the institutional investor community. We talked about how we're a bit of an unknown entity from investors, because we never raised outside money. We want to build the relationships and happy to answer any follow up questions that may be out there.

Bill Brewster:	All right. Well, be careful what you wish for, you may get a lot.

Jared Kaplan:	I know.

Bill Brewster:	Hopefully, that means people listened, right?

Jared Kaplan:	That's right.

Bill Brewster:	Thank you for doing the follow-up. I appreciate it, man.

Jared Kaplan:	All right.

Bill Brewster:	I want to make sure that it was right.

Jared Kaplan:	Yeah. Thanks for having me. I hope my wardrobe was equally appropriate this time.

Bill Brewster:	I think it was, I think it was.

Jared Kaplan:	All right.

###

The following communication was shared by Jared Kaplan, CEO of OppFi, through his Twitter account on May 4, 2021:

Twitter: Thanks for having me on the show @BillBrewsterSCG. Great to share the OppFi story, our #FinTech vision, and the #SPAC journey with $FGNA.

https://oppl.co/3ehimd4

Important Info re: OppFi/FGNA transaction: oppl.co/31nNfWi

The following communication was shared by OppLoans on its Twitter account on May 4, 2021:

Twitter: OppFi CEO @JaredSKaplan spoke to @BillBrewsterSCG about the OppFi journey and our vision for bettering the financial future of the everyday consumer. Listen to the interview here. $FGNA

https://oppl.co/3ehimd4

Important Info re: OppFi/FGNA transaction: oppl.co/31nNfWi

The transcript of the interview linked in the social media posts is follows:

Bill Brewster:	(MUSIC) Ladies and gentlemen, welcome to the Business Brew. I'm your host, Bill Brewster. Thrilled to be joined today by Jared Kaplan, CEO of OppFi, which stands for Opportunity Finance. Some of you may know it as OppLoans. We're going to discuss some of their businesses and what they're trying to accomplish. As a reminder, nothing in this podcast is an invitation or a solicitation to buy or sell any security. This is for entertainment purposes only. I do own shares in OppFi, and I have committed to lock myself up for a year. That was as of when Kyle Cerminara's podcast dropped. I'm happy to do it for a year since this podcast drops. That's my bias. Assume that I'm doing my own due diligence as you listen to this. Jared, how you doing?

Jared Kaplan:	Good, Bill. Thanks for having me on.

Bill Brewster:	Yeah, I think you've got a really interesting product here. We have not spoken yet, obviously. What got me intrigued was hearing Joe Moglia's enthusiasm when he talked to Josh Brown. I've talked to Kyle a little bit about it, and I think these guys are in this for the right reason. I kinda wanted to have you on. As I told you getting ready for it, I'm going to try to ask you some hard hitting questions, and we'll try to answer some of the - you know the answers. With that, do you want to talk about how you got to this company?

Jared Kaplan:	Yeah, for sure, for sure. I started my career at Goldman, and I was an investment banking analyst. It was a terrific entree into the real world, working with just people that are so impressive. I was in the tech media and telecom group there working with the sexiest companies in the country. A lot of the guys that were in that group, some of them are running the bank now, the CFO, the president, they were in that group. You've got guys like Tom Loverro, who was just named to the Midas list, took Coinbase public today.

Jared Kaplan:	Omer Ismail was in my analyst class. He was running Marcus before. Now, he's going over to Walmart. He walked in every day, looked around and like, man, I got some work to do. These people are pretty good. After banking, I went into private investing. I worked at a private equity firm called Accretive. It was a bit atypical. We looked to start businesses from the ground up. It's where I learned about a term, we called it “value edge.” Essentially, our definition of value edge was a business who could create value for the customer above and beyond their next best alternative.

Jared Kaplan:	That was our basis of evaluating potential companies to start. Unlike Goldman, where I was working with some of these incredibly sexy technology companies. I actually focused on some of the most boring industries at Accretive. It was quite helpful to the rest of my career, because I recognized that some of the oldest industries, the Stone Age industries, are most ripe for reinvention. I ended up getting really deep into workers' compensation insurance, which was not my lifelong dream.

Jared Kaplan:	And through that process, recognize that when you went to Google, no one was bidding on the keyword terms for workers' compensation insurance, except for lawyers looking to defend claimants. That was the kernel of an idea that I worked on with our founding partner, Michael Klein, to start a company called Insureon, which was InsurTech before we knew what InsurTech was. It was an online insurance agency for freelance businesses. The idea was to procure them business insurance in a streamlined fashion. The brick and mortar agents wanted nothing to do with these small businesses.

Jared Kaplan:	They made money on commission, which is a percentage of the premium that they would place and so it was misaligned, the risk profile. The business often got insurance that was not in line with their risk profile. We started this business. Long story short, we hired a CEO, and he said, "Well, if you believe in it so much, you'll come join me as my number two." That's what got me into the operating world, which was an easy decision because that thing was my baby. Over four years, we built it up to the fastest growing insurance agency in property and casualty insurance.

Jared Kaplan:	I learned a couple things. I learned mobile acquisition, I learned the importance of delivering really profitable loss experience to balance sheets, how to build proprietary technology, how to deliver exceptional customer service, and then the Schwartz family came knocking. The Schwartz family is a storied family in Chicago. Ted Schwartz is the family patriarch. He had built a business called APAC, A-P-A-C customer services. It was a traditional call center business just focused on pharmacy benefit managers.

Jared Kaplan:	They took it public in the mid-90s, sold that to JP Morgan's private equity group in 2011. That seeded the family office and his son, Todd, had founded OppFi. He had seen after the Great Recession all of this capital dry up from the middle-income consumer and access to credit really didn't exist. He saw the markets of last resort as being really poor options for this consumer. He said, "I could do something better than that." They stood up the business, and about 8 million of revenue, about 15 people.

Jared Kaplan:	At the time, he had hired the smartest guy in nonprime credit who's still with us, a guy named Chris McKay, to build out the credit philosophy. His dad's business was known for exceptional customer service. He infused that customer service philosophy, and he said, "Okay, let's grow it. Let's grow profitably. Whatever you do, don't screw up the credit and don't screw up the customer service." Here we are five-and-a-half years later. Access is just part of the story that we're building.

Jared Kaplan:	We're trying to build the digital financial services destination for this everyday consumer. That is how I got here. It just so happened that all those levers that we pulled at Insureon were directly analogous to this opportunity. I took the job because it was a CEO job. They don't come along too often. I remember walking into Insureon as the number two being like, I'm not sure I ever can be a CEO. At the end of my 10 years, like I’ve got to give it a shot. The opportunity presented itself and, man, it was the best decision I've ever made. It's been a heck of a ride so far.

Bill Brewster:	That's awesome. Insureon, you didn't hold the risk. You were in the brokerage position. You were offloading it.

Jared Kaplan:	Yeah, so we didn't hold the risk. We were paid certainly for the experience that we delivered. We made money with some contingent commissions that were driven by the profitability of the book. There was a theme of asymmetric risk there, which was everyone thinks small business insurance is risky because one claim can wipe your premium out. The truth is, if you can aggregate small businesses, they don't file claims very frequently. The business is unbelievably profitable from an underwriting profit perspective.

Jared Kaplan:	There's a similar theme with OppFi, which is, traditional credit scores are typically looked at as a metric of creditworthiness. If you're able to see past a traditional credit score and use alternative data to determine someone's ability and willingness to repay, you can essentially underwrite very viable product. Then after you've figured out a customer who’s credit worthy and you're able to facilitate access for them, they're incredibly grateful. Now the opportunity is to help them graduate back to the mainstream and then wrap around other financial services products over time.

Bill Brewster:	Yeah, that makes sense to me. I think that one of the things that's a bit confusing from the outside is you see words like I was reading your proxy and it's like, it's AI, Snowflake is involved in it, discussed in the proxy. You use that as a service provider. It's hard, for me, to get my head around, Okay, well, how sustainable is this data advantage? What is it about the tech that is Modi, for lack of a better term?

Jared Kaplan:	For sure, for sure. By the way, if you don't say AI and machine learning, crypto and blockchain in a financial technology podcast, like what are we discussing? Those are table stakes.

Bill Brewster:	Yeah, and it's some of the concern. It's like, okay, well, how much of this is reality? How much is marketing?

Jared Kaplan:	Yeah, you can look at our results for reality. I always point to results. The fact that we've been able to run the business GAAP profitable for five years is a testament to, I think, the secret sauce that exists within the decisioning tools. It starts with data. We've got over seven billion data points at this juncture, with the company's history. We've facilitated over 1.5 million loans, over 14 million repayment events. We get about 500 attributes for repayment events. That's how you get to the seven billion. It's some really interesting data from a source perspective.

Jared Kaplan:	We look at everything from literally how you fill out the application, how fast you go, do you delay on answers that you should know pretty obviously. We look at bank data very heavily. 90% of the cases, we're able to get about 90 days of transactions from customers. That's a very onerous frictional process. That's why a lot of platforms don't do it. Because to convince someone to be comfortable to log into their bank account and send you that data is a high bar, but we’ve become really, really good at it.

Jared Kaplan:	With that data, you can look at an enormous amount of interesting attributes, what you spend your money on, how often you go negative, average account balance, how many times you pay NSF fees. We work with alternative data providers to get a number of other attributes and then it all aggregates into our proprietary scoring, which we do use the best in class of AI and machine learning to continuously improve and champion challenger and get better and expand access without driving up losses. I mean, that's the whole key. We've been really successful at that.

Jared Kaplan:	We first started, we were probably close to the 4%-ish number of applications that ultimately got approved either by us or by banks. We've doubled that now to about 8% and grown up pretty rapidly with the static pools being incredibly consistent and stable. There's a lot that goes into that. It's a never-ending process. I think it is an incredible, sustainable, competitive barrier that we've been able to set up and get a bit of a first mover advantage for this customer set.

Bill Brewster:	Do you want to describe the TurnUp process that you have?

Jared Kaplan:	For sure. Our segment, and we're serving these 150 million consumers in the country that have less than $1,000 of savings. That's crazy that the number is that high. I didn't recognize that before I was approached for the opportunity. This is not a low-income consumer in most cases. It is your median US consumers. They're making 50 grand. They have a job. They have a bank account. In fact, half of them bank at the biggest banks, the big bulge brackets. Half of the customers are at the largest banks in the country.

Bill Brewster:	Really?

Jared Kaplan:	Yeah. It's not ...

Bill Brewster:	They can't get access to credit there?

Jared Kaplan:	No access. No access. We had this debate internally, way back in the day, because we wanted to make sure that we've got all these fancy tools in the process. 80% of time, the customer is on their mobile phone. It only takes about five minutes, instant decision 75% of time, it's so slick. Here's someone whose car just broke down. They need to get that car fixed so they can get to work tomorrow. They walk into their bank, and they’re laughed out of the bank, literally laughed out of the bank, and then they go online, maybe they find some other near prime platforms, and they're declined.

Jared Kaplan:	Then they find us. We're able to facilitate that access. We wanted to make sure that we check the market first, because we don't want to build a business where just because we're fast and the process is relatively simple, that someone in a really difficult situation feels like this is the best available product for them. We set up a bit of an aggregator on the front of the process. When you come to us from a non-choice platform, we say to the consumer, hey, would you like us to do a diligent search on your behalf fast ...

Bill Brewster:	What does that mean? Sorry, non-choice. What does that mean?

Jared Kaplan:	Meaning like if you come from a LendingTree or a Credit Karma, where they're already providing some of that process for you, we won't take you through what we call the TurnUp process. For about half the business that doesn't originate from those platforms, we're saying to the consumer, hey, you found us through search engine optimization or maybe you were referred to us by a customer. We email marketed you or we do a small amount of direct mail. Half the business comes to us from sources that are non-choice. Let's go do that diligence search on your behalf.

Jared Kaplan:	We'll go look for a sub 36% APR product, essentially. We go out to about 15 of those platforms. 90% of time, everyone says no, nine zero, and about 10% of the time, they'll provide an offer, but only 10% of those offers end up closing alone. It's really only about 1% of the apps that actually find a better home. That's important, because we want to be able to provide that service to the extent that it exists. It also shows that access doesn't exist for this consumer. They're completely locked out of what most would consider mainstream credit.

Jared Kaplan:	Then we're able to work with bank partners to use all those alternative data underwriting technologies to figure out whether you have the willingness and the ability to repay, and the products are structured in a way that you rebuild credit. Now we try to graduate you back to the mainstream, but internal processes is critical. I remember having conversations internally when we set that up was, are we going to cannibalize the business? If we cannibalize the business, amazing. I'll go home and do something else.

Jared Kaplan:	No one's looking to build a business that is just because you're fast and easy, a customer is choosing your product. It's going to be more expensive, but that proves it with the data, and really sets out a terrific customer service experience, so that they feel like that we've got their best interest to heart.

Bill Brewster:	Yeah. I mean, I think the tough thing that I have or the pushback that I have heard, when I talk to people about the product is they're like, well, look at the APRs. How is this not ... I mean, the word that comes up a lot is predatory. One of the things that I've started to understand a little bit through some of your footnotes in the proxy is what the breakeven is on smaller size loans. Viscerally, that kind of an APR is a little bit shocking and to think that the median consumer is paying that, there's something that feels wrong about that. I'm not saying that it is or it isn't.

Bill Brewster:	It's like a shame that that's going on. I know that part of OppFi is OppU. The thing that I have had some conflict in my head, and that you alluded to is, well, where are the incentives here? Because if the customer is trained up, are they getting off the platform or out of the OppFi products? Isn't that against OppFi's incentive? How do you think through helping a consumer rebuild their credit and trying to drive down the interest rate that they're ultimately paying without just sending them out of your ... You don't want to be like a training ground to give banks new customers. How are you thinking about that long term?

Jared Kaplan:	Let's start with the first couple of points about just like the headline APR and the reaction that from a customer versus a non-customer. Our customers talk about how affordable and how fair and how transparent the product is versus the markets of last resort. That's their reaction. I always tell people that aren't customers. By the way, what I say, it's what they say. They tell the story much better than I ever could and go to the Better Business Bureau or Google or LendingTree and read what they say. It's really amazing.

Jared Kaplan:	We've got these fantastic customer sat. rankings, and it's because of that situation I described earlier, which is, you're left out of your bank and you're declined 20 times. Finally, someone could see past that traditional credit score to say yes to you. APR is obviously an annualized rate that is supposed to be used to compare products evenly, doesn't really work that way in consumer finance. A lot of people don't recognize. The way you calculate APR on a credit card product excludes fees, lease to own products don't have APRs.

Jared Kaplan:	These products really aren't meant to be long term products. Like the average loan on the platform today, it's contractually 11 months, but it turns over every four-and-a-half months. There's lots of important data points. The structure of the products are super important, all the products on the platform amortize like a mortgage. There are no fees. There's no prepayment penalties, or origination fees, or late fees, or NSF fees. It could not be more transparent. If there's reporting to the credit bureaus, if you're having difficulty paying, we work with you in every which way.

Jared Kaplan:	If you're willing to pay, we'll figure out a way to make that work. There's lots of product design that is also critical to what we're doing. What you have seen here recently is the big banking regulators, the OCC, the FDIC and the Fed have come out and said, Hey, access doesn't exist, we need more banks into the space. The Fed put out a great study that basically said triple digit APRs are required to break even on small dollar products. Although the headline to a non-customer looks incredibly high, when you break it down, you look at true cost of credit and what the customer is paying, it ends up being much more fair.

Jared Kaplan:	A per loan basis, our true cost of credit is 30%, 35%, and just the way that the customer is using the product. That's pricing and how you think about that. Graduation is critical. The company that will win this space is a company that will not make financial impact and social impact, mutually exclusive. That's critical. I think we've done a fantastic, fantastic job at access in proving that we're able to facilitate best available products for customers who we're essentially locked out of the mainstream, at least 150 million customers.

Jared Kaplan:	Then now we've started to really focus on graduation and how do we get you back to a mainstream product in longer term build savings, and then after that, build wealth. That's the vision in building this digital financial services destination for this everyday consumer. That starts with SalaryTap, which is the product that we are in beta with right now, SalaryTap’s an installment loan. It's repaid through payroll deduction, which is a really cool technology - payroll deduction itself is not a technology.

Jared Kaplan:	There's a lot of momentum behind technology that makes the act of payroll deduction a lot more simple than it ever used to be. If a customer repays you through payroll deduction that's highly secured, these products can be offered at 20% their current costs. It's a win-win for everyone, because it's much lower cost for the consumer. It is still a profitable business for platforms because the losses are much lower. Then we've got the OppFi credit card launching in the early second half of this year. That's a perfect graduation product. It's a mainstream credit card.

Jared Kaplan:	Revolving credit has a higher weight on traditional credit score. You should be able to improve your credit score faster. What we're going to do is for customers who have shown a track record of repayment on the installment loans, is get them to the credit card over time, which is a much more sustainable long term finance. We have to quantify the stuff. We're going to quantify it by talking about graduation rates. We're going to hopefully quantify it by being able to point to improvements in traditional credit score, and just do what we say, which is, for someone that has proven the ability to willingness to repay is to reward them over time.

Jared Kaplan:	If we don't, we'll lose them. There's going to be the next OppFi that comes along. We don't have to wait for competition to push that. It doesn't really exist today. The market is so underserved and so large. You've got all these interesting players now looking at it – Square is piloting small dollar loans with CashApp. Chime is trying to figure out lending. US Bank, fifth largest bank has launched a product called Simple Loan a couple of years ago, which is a very attractive small dollar product. It's absolutely happening. We've got to continuously improve and do the right thing for the customer to maintain our advantage.

Bill Brewster:	On the credit card, I was looking and it seems like it's a $99 yearly fee. Is that accurate?

Jared Kaplan:	It's accurate, yup.

Bill Brewster:	Yup, and starts out at the $1,000 credit limit, right?

Jared Kaplan:	Yup.

Bill Brewster:	When I was thinking about that, I was like, man, that is a steep fee because it's almost 10% of your credit limit upfront. What percentage a ... I mean, I don't know if you have this modeled out. If you don't, feel free to say you don't. Do you know how many people are going to be paying with cash for that $99? Are they going to put it on the balance? How do you think through that? Because I keep coming back to the fact that I want to make sure that I'm associated with a team that's trying to do the right thing. It's tough.

Bill Brewster:	I don't have the experience of having to go to somebody like you, like I have access to banks. I pay for an American Express, but my credit limit is much larger. I can't even contextualize what life is like at the $99 for a $1,000 credit limit. I know that that may sound naive and ignorant and sheltered, but that's what I am. I'm trying to shatter that part of myself somewhat through this podcast, which is why I wanted to do this interview.

Jared Kaplan:	It's a great, great question. The non-prime credit card market today, if you look at the major players in that space, it's typically a $300 to $500 credit line with fees as a percentage of that line much, much higher and poor mobile experience and very different customer service philosophy. There's opportunity, we think, to reinvent that space with the product that provides much higher credit lines, much lower fees as a percentage line, and a terrific mobile experience, and terrific customer service. It's just another stop on the journey.

Jared Kaplan:	If you're going from a higher cost installment product to the OppFi card, your average rate is going to be about half of what it was in the installment product, just by moving to the card. That's hugely beneficial, and much more cost effective. I think we can both agree that's not the last stop on the journey. That's just the next rung up, and you have to continue to make the products better and look more like the products that you're used to as a customer rebuilds their financial health improves their credit worthiness. We're committed to doing that.

Jared Kaplan:	It's absolutely a hard, hard thing to do, especially in this country. If you look what's happened in the country and why these products are crucial, it's because of that dearth of savings. The fact that people don't have savings, and why does that happen? That happens because wages have been flat. The major costs of living have continued to increase, whether that's healthcare or education or childcare, housing. Our customers, on average, have a couple hundred dollars in the bank account on a good day.

Jared Kaplan:	If something strikes that is unexpected and you don't have the savings, you have to access money somewhere, you have to borrow. In the products, even the initial entry product, I mean, the OppLoans product, historically, is a vastly superior product to the markets of last resort, to payday loans and auto title loans until bank overdraft and tribal lending platforms and unregulated markets. It's vastly different and the customers will tell you that. Getting them to the OppFi Card is that next step, which is a much better product than is currently available to them. We have to continue to improve from there.

Bill Brewster:	Do you mind contextualizing what the substitute products are? You said this is a much better product than what they, otherwise, would in a lender of last resort. I mean, what does that relationship look like? Because I just keep going back to what comes back is look at the APRs, and I can hear it, it's like, oh, well, that's an ex-Goldman guy, CEO, whatever, are these guys really in it for the right reason? Talking to Kyle, I mean, he gets really passionate about this stuff. I believe that you guys really are. I don't think it's lip service. I think contextualizing some of why these rates are justified. I just think is important, because it's easy to not understand if you don't have a sense of the alternatives.

Jared Kaplan:	Yeah. I mean, a traditional payday products going to be a couple $100. It's going to be 300% to 500% APR. It doesn't amortize. It typically single pay. There can be fees attached to it. There's no ability to repay calculation. There's no reporting to the credit bureaus, all the pieces that we have built and installed really don't exist in those markets. At the same time, there are ways to structure those products, I think, in healthy manners for the customers that don't qualify for the products on our platform.

Jared Kaplan:	Everything we just said for our products, there are longer term, they are higher dollar amount, they're lower cost, they amortize, there are no hidden fees, there is credit building, there is this willingness to work with the borrower who runs into issues. Just by every dimension, we think it's a superior product to someone whose only option previously we're in one of those markets of last resort. That's what they say. They talk about the fact that is much more affordable and fair and the payments are much more reasonable and they can rebuild credit.

Jared Kaplan:	They're so thankful that they found us and so on and so forth. You talk about like, who's got the most credibility? Are you doing what you say you're doing? I mean, ultimately, it is the customer. It is the customer that will tell you, hey, this is a much, much better option than what I had. Or it's someone that used to have access to a near prime product, that used to have extra near prime product, they've hurt their credit score either inadvertently or not. Now they've been locked out. This becomes the best option.

Jared Kaplan:	Because we see a lot of those customers as well, customers who were high six hundreds and maybe they got a divorce or had something medically happen to them, and the credit score craters. Now, this becomes their best available product. We have to continue, and we plan to. We talked about that TurnUp process today where we essentially give away a chunk of the business by working with other platforms. We're going to start looking at that space as well. There's no reason why we can't continue to move up the spectrum and get more into the near prime world. That's a great way to continue to expand the market that we're going after, and also to reward borrowers who are performing.

Bill Brewster:	As you get more data and more relationships, are you thinking at all about trying to drive down the APR? Because it seems to me as though your cost of acquisition would go down, the graduation would go ... As people get educated, your default rate would go down. Is it possible? Or are you thinking at all about, I'm not saying next year, but like 10 years down the road? How efficient are we trying to get with these interest rates?

Jared Kaplan:	Absolutely, you have to give it back to the customer. The banks that we work with have been great about that. We talked about no NSF fees. That's a recent change that they made, as we turn the calendar year this year to eliminate those fees from the product. Ultimately, it's their decision what the pricing is, but they work very closely with us into how the product should be priced. They have agreed to reward borrowers who are repaying over time. I think if you look at the way that we've projected the business, margins are flat for a reason. Margins are flat.

Jared Kaplan:	Because as we continually drive, operational leverage and the technology in the product gets better. We should be all giving that back to the customer in the form of better product design, both in pricing and structure and in the form of lower margin, lower cost products that enable them to graduate back to the mainstream. We got a report on this stuff. I get the question, I think, in most institutional investor meetings about social impact. These are very important topics for most institutional investors these days and retail investors. Being able to report on some of these metrics and graduation rates and how the pricing is changing over time, I think it's going to be critically important to proving that we're doing the right thing.

Bill Brewster:	Yeah. I mean, it's funny. When I thought of interviewing you, I was almost like, man, do I really want to have a lending platform that has these kind of APRs? The more I dig ... I mean, so here's the question. How's your NPS calculated? Because how are you guys so much higher than Apple? That's something that seems hard to even fathom why your NPS score is so high. Here, again, part of me thinks some of what I think is elitist. I don't know if you listen to the pod, if you don't, you should start, it's great.

Jared Kaplan:	Have been listening.

Bill Brewster:	I had a conversation with Tyrone V. Ross and I don't know, he really reframed the way that I think about a lot of this stuff. I don't think I even would be open to this entity if it wasn't for that conversation. I mean, there's only so long that you can hear something or have a meaningful conversation with somebody before something cracks. I just realized that a lot of my life is filtered through a bubble that not many people see the world through. Then I started thinking about like, who are your actual customers? I think it's a lot more average Americans than people might think.

Jared Kaplan:	Yeah, the average customer is making 50 grand. I mean, if you look at the US Census data, it is a bullseye in the US Census data. Remember, we're trying to give the business away, and we're unsuccessful. I mean, that's the first key data point, is we are trying to see if there is appetite for access for this customer profile out there, and it does not exist. That's why it's critical that these products exist. You talk about the NPS, yeah, you go to someone, we talked about the car breakdown situation, maybe it's an unexpected medical expense, maybe you have to get a laptop for your kid who's in virtual school.

Jared Kaplan:	It is a frustrating experience to know you're a good person, to know you're going to pay them back, but everyone else says no. For the platform that says yes, that creates tremendous gratefulness, tremendous loyalty, a big driver of the NPS. We also do some pretty simple things like there's a phone number on the website and we don't hide it. Although you can go straight through if you want, we get a number of people who will call us and the number one question we get is, are you a real business?

Jared Kaplan:	The fact that we pick up the phone and we say, let me tell you about this business that we're building. We got great business we're building in Chicago. That creates a lot of trust and credibility in a time that someone is in a really difficult situation. I had the same skepticism as you do when I was approached. I was ignorant when it came to some of the macroeconomic realities of this country. I said, you know what, I'm going to go back to that value edge concept that I learned when I was investing. I want to understand the value proposition from the customer's point of view.

Jared Kaplan:	I started listening to calls, and the first call was a woman. She had called to thank us. Her daughter was in private preschool. They had increased the price of tuition. She'd had a frustrating experience trying to get access. Then she had found us and we had said yes. With that capital, she was able to keep her kid in private preschool, and she was in tears. She was so happy, and she was thanking us. I was like, oh my goodness, there is this real problem in the country. If you ask me how you fix it, more banks have to get into the space.

Jared Kaplan:	We talked about half of our customers bank at the largest institutions. They're banking at JPMorgan. They're banking at Wells Fargo. They're banking at Bank of America, but they don't have access to these products. They're completely ignored. The way that we can get pricing and product structure to advance even faster is if you get the largest banks with the lowest cost of capital that have the deposit sitting there, which means the repayment is more highly secured. That's the answer here.

Jared Kaplan:	Just ignoring the problem is saying, oh, they're going to figure it out, they won't figure it out, it doesn't exist. They're just going to end up in products that are worse. It doesn’t mean that we can’t get better too. We continually make the products better every single year. We still have a long way to go. We got to keep doing that, to do the right thing for the customer, but also because it's such a big underserved marketplace. If we don't do it, someone else will do it.

Bill Brewster:	What is precluding the banks? I say this as somebody that worked at a commercial bank in the past, and I suspect it's typical box checking. I don't know. It seems odd to me that the banks have customers that you all are just able to pick off because they don't want to serve them for some reason. What is it?

Jared Kaplan:	I think it's a couple of factors. Even the way that we are able to help our bank partners determine credit worthiness is a huge driver. I mean, the banking way of thinking is if you have less than a 700 FICO, let alone 650, let alone 620. You're not credit worthy. There's just a lot of bias there of how do we determine creditworthiness, there are alternative methods that can make these products sellable from a profitability perspective. I think there's a misnomer that these customers are, that they should be less of the focus because there's just less of a revenue generation opportunity across other products as well.

Jared Kaplan:	They get orphaned within these ecosystems. That's the opportunity. Our bank partners, we work with community banks and community banks see the opportunity. They see this unserved marketplace. They have the choice of doing it themselves or to efficiently partner with a financial technology firm like us to get the best in class acquisition and underwriting and servicing to make it happen. That's why they're doing that. I think with the financial technology companies, with the banks, with the realities marketplace, I think you will see the dynamic change quite a bit next couple of years.

Bill Brewster:	You want to go through how the credit risk is held on your balance sheet and the choice of why to hold that credit risk, because I do think that creates a concern that is obviously reflected in the multiple today, I think, or the pro forma multiple. I think that's one of the major concerns of any real credit institution, this credit risk.

Jared Kaplan:	Yeah. Here's what we think about that. The bank partnership model that we operate under looks very similar to the best in class bank, FinTech partnership models out there today, the Affirms and the Upstarts of the world. LendingClub used to operate on that model. Now they moved to a bank. We essentially are the outsource vendor, and the bank uses the platform - we have been hired to acquire and to underwrite and to service on their behalf. Then after the bank originates, we typically buy back about 95% of the receivable.

Jared Kaplan:	We then put about 90% of that on our balance sheet, about 10% of it. We sell through called a quasi-forward flow relationship. The thought being there, and this comes back to my insurance days, is that when I was a broker, I always wanted the full unit economics because there's no better way to make gap profitability than to own the full dollar. When you can manage risk well and when the duration of the asset is relatively short term, and the asset has performed well through cycles, and we can talk about that last point in a second, we feel it's incredibly well managed.

Jared Kaplan:	That's the way you maximize it in economics. Now, we're obviously looking at the public markets and we understand, I think, the importance of demonstrating hybrid financing structures. There's lots of appetite to buy these loans and do more forward flows. There's certainly the opportunity to do that. We plan to do more of that, as we get into the public markets. In the past, the decision was all about, hey, we really understand this, we think we're world class to understand the risk.

Jared Kaplan:	We've got so much confident in the assets that we're willing to hold those on balance sheet and maximize unit economics. Remember, we built this whole business without equity. I mean, the Schwartz family put in about $12.5 million prior to 2015. Since I've been CEO, we built it all with cash flow from ops and debt capital. We've made it very efficient from that perspective. That's because we've been able to drive the unit economics that we've been able to drive. That's been the thought long term.

Jared Kaplan:	I think this whole idea of credit risk, for this customer, when you look at nonprime and you look at the Great Recession and what happened during the mortgage crisis, I mean, that was a situation where you had nonprime individuals taking out mortgages when they clearly did not have the income or the ability to repay. Paramount to this model is ensuring ability and willingness to repay. If you look at not COVID, because it was ... COVID has been a very unusual dislocation, but if you look at the dot-com bust, if you look at the Hurricane Katrina, if you look at the Great Recession, the non-prime consumer has always performed much better than the prime, the prime consumer.

Jared Kaplan:	That's because in a dislocation, some of the near prime world falls into the non-prime bucket, and they're some of your best powers. Because this customer is very resilient, they're recessionary in nature, they're in and out of jobs, they have multiple jobs, so they understand how to deal with some of these shocks. We look at that and we think it's managed very, very well. It's just a bit misunderstood by the market at this point. At the same time, we can flex the hybrid muscle more and more and the firm, does a really nice job at this with on balance sheet and off balance sheet financing, to show that we can finance with that mechanism as well.

Bill Brewster:	Yeah, that makes sense to me. I think that I keep going back to like it's tough to hear about people that are scraping by, that are so resilient that have to pay these rates. I guess, as a shareholder, if somebody else were to enter the space and more competition were to come in and the rates were to be driven down, that would be an outcome that I would be okay losing to. Because I do think society would be better off that way. It's hard for me to hold the thought that you guys aren't doing something beneficial to society and the NPS score is 84 and your Glassdoor ratings are really, really good.

Bill Brewster:	I don't know. It's really mind bending to me. What I came back to, to get comfortable with, it is I've done some due diligence to the extent that I can call around on Joe and Kyle. I haven't heard anybody that says a bad thing about Joe Moglia, for him to put his reputation on the line here and back this product, I think says a lot. That's what opened me up. How did you think about partnering with these guys?

Jared Kaplan:	Before COVID, we're trying to figure out what the right public market path would be. We were looking at a traditional IPO path, right around the time that COVID would hit, the whole SPAC frenzy was beginning. We put our heads down. We operated for about 90 days, just to understand what the COVID environment was going to look like. We were pretty confident after 90 or so days that the business was going to be quite stable. Then we started to entertain some more conversations and figure out what the right public market path will be.

Jared Kaplan:	We talked to a lot of SPACs. If your financial technology company that's growing and profitable, you get a lot of attention. We were really intrigued with FG, because there was just great alignment with Joe, not only being this unbelievable leader, whether it's business or sports oriented. His background is one that really understands the product. He grew up from humble beginnings. The customer that we're serving was not that different from what he inherited at Ameritrade and he brings with them tremendous credibility and mentorship for me, personally.

Jared Kaplan:	It was just a really great partnership, a really, really great ... Kyle is amazing and Larry is amazing and the whole team. It was a partnership that we felt made sense to go that path rather than the traditional path. There are some other pieces of the SPAC process that we thought were a better decision for us. They just make us better. Joe has agreed to lock up for two years as part of the transaction. He's not in this for the short term. He's in this for the long term.

Jared Kaplan:	Ted Schwartz and him, both former public company CEOs, provide terrific leadership and mentorship for me as I transition into the public markets. It was a big part of the decision. Having Joe out there talking about this platform and the customer and why what we do is so important is definitely a benefit.

Bill Brewster:	Yeah, I would think it is. I've heard some stories about him. He sounds like a really cool guy. Hopefully, one day, I'll get to meet him. We'll see. How do you think through like ... I guess there's a perception of regulatory risk here. What are your discussions like with regulators? I mean, is that perception as real as reality? Or do regulators understand what's going on in the space and maybe the perception is a little bit bigger than reality? I don't know.

Jared Kaplan:	Well, I think, I mean, we spent a lot of time talking to members of Congress, talking to regulators. I find that most are quite educated on the realities of access in the country. What we have to help them with is not all greater than 36% APR platforms are created equal. For whatever reason, that's become the line in the sand that a lot of people point to, although there's not really an economic reason to come to that line, in fact, that I always ask, why isn't it 49? Why not 63? There's no economics. That's why that FED report was so important when it came out.

Jared Kaplan:	Our approach to regulators is to walk them through the business, to show them and talk about the TurnUp Data, and the fact that we can prove that access doesn't exist. We have a number of principles of which we talked about here, just how the products are designed that we think should be legislated. We think the CFPBs small dollar rule, which mandates ability to repay, and that you can't go and torture someone with NSF fees is common sense and should be in place. What we need is more regulation. It's got to be in the form of consumer protection.

Jared Kaplan:	Not rate caps, so that you ensure access because the access issue doesn't go away, the demand doesn't go away. There's tremendous demand because the access doesn't exist. The right way is to ensure that the supply is set up in a way that can provide access, but with the appropriate protection. That's our conversations. I do think the vast majority of people on the hill really understand this, and they're looking for the right answers. We hope that we can be viewed as the platform that does it the right way. That legislation can be modeled after, and then some of the bad actors can ... They won't be in business anymore. That's okay. That's why we do it the way we do it.

Bill Brewster:	How do you try to ingrain that throughout the organization? I'm not trying to heap praise on you, I want to ask you hard questions. Folks, if you're listening, go look at Glassdoor and see what the reviews are like. You seem to have a lot of buy-in from your employees. How does that start at the top? Is it creating an incentive structure? Just how do you think through that and building a team that's going the same way?

Jared Kaplan:	I think a lot of people think it's mutually exclusive, that you could have a high performing business and a business that's the great place to work. We define our culture on the collective attitude of the employee base on a Sunday night before they have to go to work. That's how we think about it. We want people to be excited about going to work.

Bill Brewster:	Yeah, they're dreading going to work than you're closer to a law firm. No offense to my law firm friends, I do know your life.

Jared Kaplan:	When you help people that helps a lot, just going to work, happy employees deliver exceptional customer service. I don't think OppFi is an easy place to work. I think we're highly metric. During the days when we used to walk into the office, you walk into our office, it is 500 flat screen TVs that track every metric of the business in real time. We are all over it.

Bill Brewster:	Really?

Jared Kaplan:	You walk in and you're like, whoa, this is ... Now we've got to figure out how to do that virtually for the long term as we move to a more flexible structure. That was that feeling you got when you walked into the office. It is incredibly difficult from the fact that we are high performing. We can also be a great place to work. Our second core value is hold the door. That's meant to be literal. That's like don't walk past someone and don't say hello, like hold the door. If someone's behind you, help them through it, and treat people with respect and dignity.

Jared Kaplan:	I think that's a big part of what we've done on the customer service side. I give the Schwartzes a lot of credit. We took that and ran with it. I used to send around every single five-star review, we got to the firm. It was so annoying, especially for the people that have been there like, what are you doing, what better way to instill the culture of like we really care about our customers and then to do that. We're just maniacal about the whole thing. Thankfully, we've been able to attract the best talent.

Jared Kaplan:	There's no better way to build a great company than to attract unbelievable talent and no better way to ruin a great company than to lose that talent. We're really good at retaining talent. I think I've learned just from observation in my career that retaining talent is a lot more than just compensation. It's autonomy. It's giving people the chance to fail. It's challenging them. It's stretching them. It's creating environment where you want to hang out with your colleagues outside of the office when it's safe.

Jared Kaplan:	I always felt like the environments I was in when I was hanging out with my colleagues outside the office, I had a lot more fun in the office. Having fun is a great thing. There's all these little pieces that we've been able to boil together, and then transparency. I've screwed up a bunch of times, first time CEO making a bunch of mistakes, but I think people give me a break because I think my superpower is I'm always willing to admit when I was wrong. It does not bother me at all. I'm very convicted. I come at things with a lot of confidence like conviction. If I'm wrong ...

Bill Brewster:	Sometimes wrong, never in doubt.

Jared Kaplan:	Yeah.

Bill Brewster:	That's how I am too. Although lately I've been more in doubt than right, but anyway, I digress.

Jared Kaplan:	That hopefully I think gives ... We don't stand up there and BS. We give people the truth and transparency. We get a lot of credit for that, I think from a relationship with the team perspective. Lots of little things. Again, it goes back to the customer. You can't provide great customer service with unhappy employees. It helps, for sure.

Bill Brewster:	I mean, do you mind going through a little bit of what the customer service aspect looks like? I know you said you have a phone call, I'm big on to phone support, especially when it comes to financial services. What is the customer service? What's a loan work? Not out. When you're working with a client to stretch the payment cycle or to figure out how to repair whatever happened in their life, they lost their job, they're trying to figure out how to make it through, what does that look like? What is OppU? How's it all integrate within itself?

Jared Kaplan:	Sure. I like to think all the metrics are best in class, except for the recoveries metric as it relates delinquent accounts, that is deliberate. We call you up and we ask how you're doing, when you're having difficulty making a payment, and try to figure out if there's a way to get you back on track. Everything is done in-house. We don't sell any of the delinquencies, the charge offs. We don't litigate to collect. We're here to work with you. That was a strategic decision, not to harass people that don't have money to pay to hope they pay over time, because they have the willingness to repay.

Jared Kaplan:	It's getting it right upfront. If you harass someone that's got a couple $100 in their bank account to pay, it's never going to work out for you. We just didn't want to build that type of business. That's been the thought process there. OppU is our platform, whether you're a customer or not, for financial educational literacy. It talks about how to best manage your money and has a number of modules to takes yout through that curriculum. We can do a lot more and we plan to with OppU.

Jared Kaplan:	To integrate that into the product suite and potentially reward customers who have proven their willingness to go through that program and to certify their literacy, then get that benefit through the products. There's more to come on that. The content there is excellent. Now we just need to continue to build that into the core platform. There's a closer integration and we plan to do that, for sure.

Bill Brewster:	Do you ever monitor how many customers are engaging with OppU, whether or not that helps charge offs? I would think that there is some correlation between people that are reading financial education and lower credit losses.

Jared Kaplan:	Yeah, we're going through that process right now. There's no question. We think the data will show that those that are engaged in improving their financial health, self-directed are going to be great customers. That's what we think there's a big, big opportunity there. As you think about this digital financial service platform, there is that opportunity for an advisory type role that can be heavily technologically enabled to help people make the right decisions and help them think about what the right products are for whatever they're facing long term or short term and connect that into the education piece of this. That's critical.

Bill Brewster:	Yeah, yeah, I would think it would be. I just hope that they do get repaired. I think I've said it a couple times, the reason I'm okay being long on this and publicly long on it when I do think that there's a perception problem on this space, generally speaking, is I think people are in it for the right reasons. We'll see how it all turns out, but I am hopeful. How do you think through, I guess we've already talked about it a little bit, but when you see some of these other valuations in the FinTech space, and they're not holding any of the credit risk.

Bill Brewster:	Going forward, I expect that we'll continue to hold the credit risk. Is there a tension inside about doing the right thing economically versus pleasing the market? You're a markets guy, right? You were at Goldman. You understand what's going on. What's your focus? How do we think through that?

Jared Kaplan:	I think you got to build the distance with a long term focus, sustainable focus, always. I don't think you should get caught up into short term engineering that makes a business look one way or the other. It's not my personality. It's not the company's personality. We're looking to build this for the long term. I think that vision that we've set out, it's a decade long vision. There's a lot to build there that we want to build. I think certain products lend itself to different financing mechanisms, certainly longer term products, multiyear type products.

Jared Kaplan:	We would have a very different point of view at day one than some of the short duration products. As we can graduate customers to some of the longer term, lower rate products, whether that's SalaryTap product, whether that's in the near prime products, we expect to test whether that's the credit card product. Those will be financed with different methodologies and philosophies behind them. The current business, we're obviously very comfortable. I think we've shown our ability to grow rapidly and to manage the static pools.

Jared Kaplan:	The static pools have been unbelievably consistent through the growth and we've actually expanded access to that time. There is an opportunity to make it a bit more hybrid, bring in some more of the traditional forward flow stuff. These assets yield. We're obviously in a very low yielding asset environment. There is a lot of appetite there. We'll figure out the right inflection point. On a dollar basis, when you look at holding the receivables versus selling, you make about double the money holding it.

Jared Kaplan:	We've been very thoughtful, but what has really hurt companies, historically, is not so much that assets haven't performed. It's that you're not thoughtful about your convenants on your facilities. Then lenders are freaked out by an environment and they pull your financing. It's more about the macro term, because you gave them that opportunity. We've got great relationships across the board with our multiple tech capital providers. They have been really thoughtful about where we set those limits to ensure that there's plenty of cushion as it relates to what past dislocations look like.

Jared Kaplan:	We definitely understand from a market's perspective that the hybrid approach is going to be well appreciated. We certainly expect to move more into that matter. We also have a lot of confidence and our ability to manage the risk as we’re managing it.

Bill Brewster:	For those of us that got a little bit lost when you're talking about, was it static pools or static flows? What are you talking about in plain English?

Jared Kaplan:	Yeah, absolutely. We're just looking at the loss profile of the assets over time, essentially, what percentage of the principal goes delinquent over the cohort of a vintage?

Bill Brewster:	Yeah, that makes sense. You're alright if we go to the personal side of this a little bit?

Jared Kaplan:	Please.

Bill Brewster:	Are you looking forward to earnings calls and managing a public company and all that?

Jared Kaplan:	Totally different, right? Getting a crash course. We announced this thing, and I have made the rounds, meeting with such high quality people as part of the process. We didn't raise hundreds of millions of dollars of venture capital. Our customers know us really well. Institutional investors were like, how'd you build this company? You didn't build a venture capital. Who's the sponsor? There's a lot of dialogue to introduce ourselves to the public markets. That's an ongoing process. I am looking forward to the platform.

Jared Kaplan:	I think we realized about two-and-a-half years ago, that we had to get much more vocal. We had tried to be under the radar. We started to really build up our external presence across the board to build the brand a bit more as it related to some of the regulators, some of the members of Congress, get out there, tell our story, make sure they understand how we were positioned versus potentially how other people were positioned. Being a public market company now, you've got that platform every quarter to talk about how the company is doing.

Jared Kaplan:	We can go well beyond financials and go into the social impact story and the customer story and all of that. I do think that's a big opportunity for us and gives us even a greater chance to differentiate what we're doing from those that came before us and those that will come after us. It definitely changes my job, definitely changes my job. Thank God, I got an unbelievable team. We built a Fortune 100 quality team of the smartest, most hardworking people, incredibly diverse. I'm very proud of the diversity that we've built at the company, and that will make the transition that much easier.

Bill Brewster:	How do you think through just given your time at Goldman and how you see the world and whatnot? How do you think through narrative driving ... Reflexivity is my real question, like messaging, creating momentum, creating buy-in and all that. I mean, how much of that have you seen in your career is real versus how much of it is just puffery? It feels to me, I used to not believe in it at all. Now it feels like it's a very, very real thing. Messaging is really a lot more important than I used to give it credit for. The flip side is, as somebody that is a shareholder, I hope that you're not getting in the quarterly cadence of earnings hits and misses. I mean, that seems like the worst possible thing to get yourself in the rat race of.

Jared Kaplan:	Yeah. I mean, we're long term focused as we build this out, definitely, definitely, definitely. There's a reality that you have to do what you say in the public markets. I think we did them the debt capital side. We've built a tremendous amount of credibility there, starting with a very small facility to what we have today, half billion dollars of facilities with multiple partners, and that's because we pitched the story and we put our heads down and we executed and we got rewarded for it. There's something ...

Bill Brewster:	Sorry. It's a revolver, right?

Jared Kaplan:	We have several different facilities. We have a couple traditional warehouse facilities. We’ve got what I call a reverse forward flow facility, we’ve got.. Across the board, we've got about a number of facilities that we use. My point there is it's matured dramatically over the last five-and-a-half years, starting with, I think, was a small $25 million warehouse facility that we started off with very high cost of capital and low leverage and lots of cash locked in lockbox. Now that's a much different story, because we've executed.

Jared Kaplan:	We've got to do the same thing on the equity capital side. Messaging is critically important. It's how people understand you are just going to back it up. We don't have a lot of tolerance for just speaking without doing it. We try to be very data focused and back everything up. Everything we say with data, we're not going to go out there and just talk about all this great stuff with not being able to show what we have. We've committed to two of these new product launches this year, the SalaryTap product and the OppFi credit card product.

Jared Kaplan:	Those are crucial to the mission going forward. We have to deliver those. They have to be a successful as we think they are. Then we have to continue to build out this digital financial services vision, this destination vision, which includes a number of additional products along the way that we've got to execute on. The complexity goes up on top of the public markets, but we're ready for it. Yes, the messaging is critical, but we got to back it up with real substance.

Bill Brewster:	Yeah, yeah, no doubt. I did see your app has like ... It looks pretty slick. I would imagine that that's a unique product in this customer set. Is that a fair comment?

Jared Kaplan:	I think a lot of the unique things you can't see, it's all the fancy conversion rate optimization stuff you do behind the scenes to drive traffic through the process. You want to make it super simple on someone's mobile phone. 80% is mobile phone at this point, and you have to continuously test it to get to the right pathways. I think we talked about the bank verification process. I mean, getting someone comfortable to log into the bank account and send you the data, there's a look and feel to that. There's a messaging to that. There's communication component to that.

Jared Kaplan:	There's also a technological component to that. We work with four bank verification providers today. We've got some really interesting technology that knows who's up with which bank in real-time, so that the traffic can be routed in such a way that enables the success of the data coming back, which is really critical to making sure you make the process as frictionless as possible. That is tried and tested. There's still a lot of room to improve it. We watch those conversion metrics very, very closely.

Bill Brewster:	How's your business more from mailing? I mean, it started out as a mailing business to get the leads in the very beginning. Obviously, not exclusively, but I thought that I saw somewhere north of 70% was mailers back in a couple years ago. Is that accurate or not?

Jared Kaplan:	Yeah. I think, I mean, the initial business that we started building out prior 2015, 2016 was heavily direct mail, which a lot of platforms, our direct mail works really well still. We had this point of view that anyone can mail the mailbox. Actually, the first employee we hired after I joined was a comedy writer from Second City in Chicago. Because he can make things really interesting to be shared, which is a critical component of search engine optimization. Today, we lead with the lower cost acquisition strategy, search engine optimization, customer referrals, and email remarketing, those three account for about 25% of the business.

Jared Kaplan:	About 55% of the business is driven through what we call strategic marketing partners. Those are companies like LendingTree and Credit Karma and 50 plus others. They're not the companies that will take you through their application with their brand and then sell it 15 times. They're the platforms that will refer customers to our platform. They see our brand and the bank's brands. We have a sophisticated API that we've built, which allows us to work with those partners, and to essentially make their conversion as efficient as possible by focusing on where they source their data.

Jared Kaplan:	The tighter you can make those processes for the customer, the better is for the platforms. Then at 16% or 17% of business today, which is direct mail and a couple hundred basis points for other sources. All that leads to cost of acquisition. We acquire customers for about $200 per customer, but $60 per loan. Everyone's acquisition has a big lead in the space. It's a big part of the cost structure to get to ultimately in the lowest prices out there. We'll continue to invest in driving cost per acquisition down over time.

Bill Brewster:	I was shocked when I saw the Fed paper that you cited in the proxy on the breakeven rates that are needed on the smaller loans. I guess, I mean, the any edge that you can get the drive that down, I would think is big. They may not be fixed, I guess, with the acquisition starts to get more variable as it gets better and better. That was shocking to me.

Jared Kaplan:	We talked about 75% of our decisions are in real-time and it was 0% five years ago. Approvals, we're up to 40% automated approvals as of the first quarter, we expect to be close to 60 by the end of the year, all of that drives operational leverage, which means people can be more productive. We've got cost of capital that we've improved as the debt capital markets have gotten more comfortable. Cost of acquisition has come down, losses have remained stable, we've been able to convince the banks to continue to improve the access box.

Jared Kaplan:	If you just keep on doing that, you could build a more and more profitable business. That goes back to your original points of how we thought about this. I mean, we've taken the approach of plowing that back into the product design to make the products lower cost, to make sure that they're structured in the most defensible manner. That's why the margins are considered to be flat going forward. We are committed to doing that. I think we'll make a fair gap net income marking today about 15%. If you didn't do any of that stuff and you just kept on just driving all of the components of unit economics down, you'd end up with certainly higher margins. We made a dedicated decision not to do that.

Bill Brewster:	Well, it sounds like it goes back to your job after Goldman and that philosophy of delivering value for the customer and returning some of that value to them. Does that fit?

Jared Kaplan:	Yeah. That's how a customer makes a decision. A customer, especially in this space for the access piece, they are going to make a decision who delivers the best value creation opportunity for them. All of the other pieces are certainly important, the fact that they do trust us, that they do find us to be a credible company that helps in the conversion decision. Pricing is important as well, for sure.

Bill Brewster:	Cool. Well, I thank you for stopping by, man, I know you're busy guy. I don't need to take you all the way to the end of the time that you had. If there's anything you think we missed or if you want to say anything, feel free and we can go somewhere else. Otherwise, I'll let you get back to your life.

Jared Kaplan:	No. This is a great opportunity to speak to you into your audience. I think we are, I mean, you mentioned earlier, the FG team and how solid they are partnering with them. We're looking forward to getting this thing closed and putting our heads down and executing and doing what we know best, which is just going to work every day and providing this terrific customer service experience to our customers, but also a vital lifeline that they need to solve whatever unexpected expense just came into their life. Thank you for the opportunity.

Bill Brewster:	Yeah, well, thanks for joining me and have a good one, man.

Jared Kaplan:	You too.

Bill Brewster:	To those watching on YouTube, there was no clothing change mid interview. I've scheduled a followup because I realized that I do these things off the cuff. As I listened to the previous part of this interview, I was very embarrassed that I asked Jared if he only had a revolver as the debt facility that is a noob mistake driven by conversational discussion. I should know that as a banker, I'm upset with the question that was asked, just know that. That's on the record.

Bill Brewster:	More importantly, I felt like when I listened to it, I didn't do a good enough job going in to your banking relationships, Jared, and how the business model interacts with banking relationships and what that ... What am I trying to say here? How dependent is it? How real is this relationship? What do people need to know about the bank partnership? Or even if it's ...

Jared Kaplan:	Sure.

Bill Brewster:	... not a partnership, I apologize for that word, but I'm just trying to frame it.

Jared Kaplan:	Yeah, I'd love to tell you that we are incredibly unique and novel and forming a partnership with the bank as a FinTech company. The truth is many of the best financial technology platforms have gone to market through bank partnerships, Affirm, Upstart, very similar delivery models. The reason is, banks, big banks can potentially do this themselves. Smaller banks, community banks, and regional banks see these massively underserved marketplaces. They lack that expertise of acquisition online or through a mobile phone of using alternative data to underwrite servicing at scale with technology in a way that the customer wants to be done business with.

Jared Kaplan:	We have three bank partners. They have all hired us to perform those operations on their behalf. They don't have that expertise in-house. The way the relationship works is they will originate the loan. They are beholden to their federal regulators and their state regulators. They hire us to do everything else. After they originate, we buy back that receivable about 95%. That's not novel either. It's the way you create the most harmonious go-to-market. Banks have the ability, based upon federal law, to lend nationally based upon their state domiciles.

Jared Kaplan:	That's a much more streamlined approach. We started off as an 18 state, directly licensed lender. There was a different product in every state. It created lots of inefficiencies. Really, the customer loses. When banks do this, the customer wins, because banks are set up to do it most broadly at the lowest cost. They have a lot of built-in mechanisms to allow that, and so it creates this terrific partnership. I'll tell you, there is a misnomer out there.

Jared Kaplan:	Some of the consumer advocate groups will sometimes refer to these as rent-a-bank charters and some really salacious names. I will just tell you, we have three, as I said, three top banks. To get them to bless us, the amount of bank level compliance we had to build is crazy. I mean, we have built bank level compliance to do that. They maintain approval rights on essentially the entire process. I often joke, I can't go to the bathroom without the bank approving it. That's the way it should work. I mean, they're ultimately on the hook for this.

Jared Kaplan:	If you would ask me what's the best way in our space, specifically, small dollars, small dollar lending historically, obviously, we're expanding that to other products, but the small dollar lending space, it should all go to the banks. Big banks like US Bank, who has Simple Loan, that's their product that's competitive, they have the resources, they can do it themselves, and let the community, the regional banks, the credit unions partner with best in class financial technology firms, so that they can build their businesses, which is the route that we've taken.

Bill Brewster:	Yeah, that makes sense to me. When I see who you're competing with and the APRs, I guess that the thing that comes up for me is this hypothetical 36% APR cap. How are you able to offer ... I guess I have two questions. One, how are you able to offer the products that you have? Two, why are there different rates on some of your different products? How do you think through those things?

Jared Kaplan:	Yeah. By the way, the banks control the pricing. It's their credit box. We're making suggestions. It's ultimately their decision. We can't do it by ourselves. We have no right. It's the bank's right. The pricing, which is done in conjunction, is based up on risk. The OppLoans product, which is the historical product that's got an APR range of 59% to 160%, that's largely based on risk-based pricing. Then the SalaryTap product has an APR of 30%. That is driven because that payroll deduction is a form of repayment, is so highly secured, that it can be offered by the banks at a much lower rate, because the losses are much lower.

Jared Kaplan:	When I say we, it's us and the banks. No one says that the 59 to 160 in the OppLoans product is the way it should always be. In fact, I give the banks a lot of credit. They have demonstrably improved pricing and product design over time. I think it proves us all to continue to do so. That credit card product we're launching, the OppFi card, that will have an all in yield in the '50s or '60s. It's interesting credit cards all have a sub 36% APR, because the fees don't go into the calculation. We had talked about that the other time. That's the other thing with APR.

Jared Kaplan:	It's like in consumer finance, you've got this non apples to apples comparison in some way, the installment ... Actually, not in some way, in always the installment loan product is by far and away the most transparent from a pricing perspective, but it's all driven by risk rating. That fed report that we mentioned, which showed that triple digit interest rates are required to break even on smaller loans, it's just the reality. These products are much better than the market of last resort. It doesn't mean they can't be improved over time.

Jared Kaplan:	It's the customer that will tell you why they appreciate it. Whatever we said the other time today, I go back to the customer and how they view it, how they view these products as a lifeline. Our challenge, as a company, that once we've been able to facilitate that access, can we improve financial health? Can we graduated to better products? Can we drive savings? Can we drive wealth? That's the decade long vision. Someone's going to figure it out. I bet on us, but there'll be others that we're competing with, for sure.

Bill Brewster:	I think that from a regulatory standpoint, if I were in your seat, I would be having those kinds of conversations with regulators. I think some of the regulatory risk and some of what ... I mean, I'll just say right now, D.C. and you all are in a suit. That seems to me to be part of the table stakes of being in this industry, because it is a politically ... It's easy to attack you guys, and I don't think that I'm saying that from a bias standpoint. I think that's reality. You operate in a space that's easy to frame as predatory. Because of that, politics are going to get involved. I'm not trying to put words in your mouth, but I did want to at least address that there is a suit that's going on. I think that people will see it if they do some research, right?

Jared Kaplan:	Yeah, for sure. I'd love to be able to comment more than that. What I can say is we believe 100% behind our business practices, and we are prepared to vehemently defend ourselves. Your regulatory risk is a fair question. It is a key risk for the business. We think a lot about it. I think the best way to build a business that is regulatory agnostic is to diversify. That's where we're heads down on SalaryTap and the OppFi credit card and mobile banking, potentially point of sale in the future. These are all products that diversify regulatory risk. Then we got to educate.

Jared Kaplan:	We're investing internally in our government relations team. We are building relationships with key people externally. I spend a lot of my personal time meeting with members of Congress, meeting with regulators using the TurnUp Data to show people the issues with access, and we want to get legislation passed. Our goal is to get small dollar loan legislation passed, which ensures access with the appropriate consumer protection and a unified government gives us a better chance to do that. I will tell you, in my conversations, people get it. They get it.

Jared Kaplan:	No one likes high rates. We can debate what high rates are. We'll all agree, though, that some of the legacy products on the platform are high rates. They're a heck of a lot better than what the alternatives were previously. Together, we can work to even better answer to the customer over time. We spent a lot of time thinking about it. It's the right question to ask.

Bill Brewster:	I mean, how do you see if you think like 10 years out, I hear you're talking about ... I know, 10 years, forget about 10, 6 months is hard enough to figure out, especially coming out of a pandemic. What do you see for this institution? Because it seems as though there's a long runway of products that you're thinking about introducing for the customer and just be interested to hear you riff on what you want to build here.

Jared Kaplan:	You said, people can call the product predatory. I always say, we try to give the business away, we are trying to give the business away, we are unsuccessful. That TurnUp program, again, 90% of the time, no one bids on the customer. Even the 10% of time they do, they only close the loan 10% of the time. 1% of applications were able to find a sub 36% APR home for it. We shouldn't be given that up though. As we continue to grow and get data, we've used that as the data point to prove that access doesn't exist.

Jared Kaplan:	We can move into near prime in addition to payroll deduction lending, in addition to the credit card, in addition to mobile banking, in addition to point of sale. Mobile banking allows you an entree into savings. Our thought there is as you graduate customers back to near prime, they will have more money because there's less frictional costs from an interest perspective. We can think about some creative dividend policies as well that as people repay, we can maybe fund a savings account for them.

Jared Kaplan:	A good day for our customer is $300 in the bank account, so we can quantifiably show that we're building their bank account. We can surround that with financial education, some credit counseling to help them as well, think about how to better manage their money, tie that financial education to incentives from a product perspective, from a pricing perspective. Then longer term, there's a whole evolution that digitization of mortgages. Our customers don't have enough money for a down payment today.

Jared Kaplan:	If we're able to drive savings, we can get to the digital mortgage space. Then Joe Moglia knows a thing or two about investing. There's no reason that we can't develop an investment platform once someone's got savings and allow them to build some up. We don't have to build that directly. We can build, buy or partner for that. That's the overall equation. Ultimately, you can measure success by the financials. Are we hitting our numbers? By the social impact metrics, and very shortly here, we're coming out with our own social impact report.

Jared Kaplan:	It's a dashboard, where we lay it all there. A lot of times, people social impact report says, I'm doing community service. Ours will show graduation rates, how often we're turning up people, what the improvement of credit scores are, what the true cost of credit looks like, and so on and so forth. There's just this space has so few focus on it, but that's changing. Even this week, there are a number of high profile announcements of people raising money. You had One Main Financial buy Trim, which is a really interesting provider that helps you reduce bills.

Jared Kaplan:	You had Current, the online bank that's focused on the teen population, but talks a lot about credit building and financial education. The theme is there. We are well positioned to capitalize on the theme. Regardless of the regulatory framework or the products, what we're great at, what we're best in class is acquiring this everyday consumer. There's a lot of products that we can offer to them.

Bill Brewster:	Yeah, I like that. Well, I mean, man, like I said, I like the way that I perceive you all to be going about this business. It's not the easiest thing to say that I'm long. I said that the last time too. At the end of the day, I think this product is needed. I like the approach that I perceive you all to be taking, and I don't think you're full of shit. I hope that you're successful at it. It sounds a little bit pie in the sky, but I hope the world is a slightly better place because of this success rates.

Jared Kaplan:	There's a lot of people who think I'm full of shit. I said, "Go look at the customer reviews." I said, don't ...

Bill Brewster:	Well, dude, they're all Ohio State fans.

Jared Kaplan:	Well, hey, I don't want to go there. I don't want to go there. It is about the customer. You can't BS with the ... It's so easy to go online and leave a one star review these days. You declined me. You suck. That's not what people say. It's not that every single review is an ... Our NPS score speaks for itself. We're four nine out of five ranking. Speaks for itself. Read it. Do your diligence. Better Business Bureau, LendingTree, Google, Credit Karma, anywhere out there on the net where someone's saying something about OppFi, you make your own decision. I've never seen better reviews myself.

Bill Brewster:	Yeah, it is impressive, man, as is Glassdoor. Like I said, I was shocked when I saw it. One more thing that I'd like to just touch on, because I do think it's important, despite my idiocy with the revolver question, how do you think through, historically, and you had alluded to it, the access to debt capital is important in a business like this? How do you think about setting covenants to the extent that you're in those discussions and just lining up financing in a sustainable way, so that you don't get kneecapped at the wrong time?

Jared Kaplan:	Yeah. There's a whole playbook of what we do there. Ultimately, it starts with building great relationships with your lenders. You do that by delivering on what you say, which we've been able to do. We looked at what hurt firms during dislocations in prior cycles. It was more about how you set your covenants and that was how the business performed. There are lots of anecdotes of companies that were performing fine, but they trip a covenant. The lender freaks out because the macro environment isn't great. That puts you in a bad situation.

Jared Kaplan:	We have been really thoughtful about how we set cushions on our facilities to make sure we don't run into those issues. I think having comprehensive capital structures, different facilities somewhere else financing, some hopeless financing, some warehouse financing, some forward flow financing, having multiple partners, making sure that the terms of those facilities are staggered. There's lots of different, I think, best in class practices that we've been able to do. It starts with just delivering value for your partners. We've done that. We plan to continue to do so.

Jared Kaplan:	There's plenty capacity out there. The debt cycle has change in and out. We've got half a billion dollars today. I think we're utilized roughly 20-ish percent. Don't hold me to that exact number and plenty of capacity. We have lots of good things on the horizon there and many debt capital providers that are looking to provide more capital business at lower costs of the capital and more flexible terms.

Bill Brewster:	Yeah, I guess the problem, historically, is at the time that there's a credit event in one of your type of businesses, the underlying bank is also adjusting all their risk ratings downward. Because it's not as if the credit event is just siloed, so then everybody gets a little bit worried about what loan losses are going to look like and then you have a problem.

Jared Kaplan:	The moniker non-prime or subprime is a terrible connotation for what happened to the mortgage crisis. That was all about providing mortgages to people that did not have income or did not have the ability to repay. This is completely on its head. These products are short term. They're much smaller dollar amount, on average, $1500. There's a lot of different dynamics here that are completely different. The near prime or the prime consumer, the variability, the variance of loss performance during a dislocation is much, much higher than this segment.

Jared Kaplan:	In this segment, sometimes the performance is even better, because you've got near prime folks who have fallen in and we've put some pages in our analysts deck that showed TransUnion data and what happened to the different customer segments during the Great Recession, during Katrina, during the dot-com bust. That's empirical data. That's really important for people to understand as far as inherent credit risk during cycles.

Bill Brewster:	Good deal. If somebody listens to this and is interested, is there a contact that they should have? I know you have IR. How should people look up your stuff, find you, and interact with the company, in general?

Jared Kaplan:	Yeah. We've got our IR contact at oppfi.com, O-P-P-F-I. I'm always happy to reach out to me, Jared, J-A-R-E-D, at oppfi.com. If I can't answer, I'll get to someone that will, but we have been having a lot of fun. It's been an educational process, getting to know the institutional investor community. We talked about how we're a bit of an unknown entity from investors, because we never raised outside money. We want to build the relationships and happy to answer any follow up questions that may be out there.

Bill Brewster:	All right. Well, be careful what you wish for, you may get a lot.

Jared Kaplan:	I know.

Bill Brewster:	Hopefully, that means people listened, right?

Jared Kaplan:	That's right.

Bill Brewster:	Thank you for doing the follow-up. I appreciate it, man.

Jared Kaplan:	All right.

Bill Brewster:	I want to make sure that it was right.

Jared Kaplan:	Yeah. Thanks for having me. I hope my wardrobe was equally appropriate this time.

Bill Brewster:	I think it was, I think it was.

Jared Kaplan:	All right.

Transcript of interview of Jared Kaplan, OppFi’s CEO, by Jim Gaffney of PYMNTS Connected Economy recorded on May 4, 2021:

John Gaffney:	Welcome, we'd like to talk today about the shift to digital, which has not only blurred the lines between the digital and physical worlds, but it's also blurred the lines between once separate segments of the economy. And what is emerging and we believe will only intensify is the creation of new powerful ecosystems, new digital front doors if you will, that will give consumers a more seamless, streamlined and secure access to the goods and services that are part of these new ecosystems. Payments turns these new opportunities for engagement into commerce opportunities for all participants, and today we'd like to hear from Jared Kaplan, who is the CEO of OppFi and get his sense on how we're progressing here to the connected economy. Jared, welcome.

Jared Kaplan:	Thank you John, really appreciate the opportunity.

John Gaffney:	And we appreciate having you here, Jared, the first question I want to ask you is that, you know, you guys are a very interesting business model. What are some of the new opportunities within this business model if you could talk about that a little bit, do you see for consumers, and the breadth and depth of the businesses that could become part of this new ecosystem?

Jared Kaplan:	Absolutely. So, there's an epidemic in the country, a dearth of savings. You have 60 million everyday consumers who are locked out from credit access. You get 60% of people with less than $1,000 of savings in their bank account. And 80% of the country lives paycheck to paycheck, and so all of them need access. And the banks have not traditionally played a meaningful role in providing access to this population, that's what the OppFi platform is all about, it’s powering these banks to provide credit access to someone that's been locked out, and that's what technology allows you to do, right? You can see through a traditional credit score, understand a customer's ability and willingness to repay, get them access and more importantly, rebuild their credit and get them back to the mainstream.

John Gaffney:	Tell me a little bit about how OppFi does that, break it down for us a little bit.

Jared Kaplan:	For sure. It's very centered on credit decisioning. Using AI, and all the best-in-class technology coupled with alternative data, to see through what we don't think is a very predictive metric to determine someone's credit worthiness. So, we look at everything from customer behavior to bank data to all sorts of alternative data, to weed through that, and then provide access through the banks, and then ultimately once the customer proves that they're creditworthy you can reward them and ultimately graduate them back to the mainstream.

John Gaffney:	So, we talked about new ecosystems a little bit, do you consider this a new ecosystem?

Jared Kaplan:	100%. I mean, the mobile phone has unlocked so much. And not only the convenience of being able to shop for best available credit, but the speed when you're in a difficult situation, and very quickly figure out what the best option is for you and I think our approach has been relatively a la carte to date. You've got other players out there who have taken more of a generic mobile banking approach to the new banking trends, we focused on a huge need - credit access, providing access to someone that has had a bad experience the car broke down. They just got laughed out of the bank, maybe they got declined 20 times. And that has been our entree into the market, but from that entree, when you create a tremendous customer experience and loyalty and gratefulness you can wrap around a whole number of new products longer term.

John Gaffney:	So, Jared my question to you, I was very interested in your opening statement there or your first answer, have banks just been unwilling to address this segment of the population, could they have done a better job or is this just all up to companies like yours to bring these people into the system?

Jared Kaplan:	Banks have been absent from the space I mean, especially since the great recession you had all this capital dry up from mainstream and there's a number of different reasons why that is but the largest reason is it’s risk aversion. Right, it's not being able to trust some of the newer age technologies to really figure out whether someone deserved credit in the first place. And there's been a handful of banks, US Bank has done a great job, they've got a product out there called Simple Loan. But beyond them, you haven't seen much from the traditional banks, and, and that's where we come in, we can power banks, the community banks, the regional banks, they're looking for ways to compete with the much larger banks, they're getting their lunch eaten a number of different ways. This is a massively underserved market, and so by getting into it, they can gain some market share and more importantly, banks are the best positioned to offer this product with the best structure, with the best pricing, so the consumers win as well.

John Gaffney:	So, you see yourself as working with banks to democratize access to some of the things this population has not been able to have access to.

Jared Kaplan:	That’s right. We're essentially an outsourced service provider. I mean the banks bring what they do best which is regulatory and compliance oversight. We bring best in class mobile acquisition, the use of alternative data to underwrite and a technology to service and service in a way that the customer wants to be dealt with. In many ways, that’s straight through automation, right, but in a lot of other circumstances someone still wants to reach out and touch a business and the key is can you have technology that's efficient enough to still pick up the phone.

John Gaffney:	Interesting. Do you feel like you're creating customers that other businesses can then engage with, number one. And if you agree with that, how would you recommend they do engage with them?

Jared Kaplan:	I think we're doing two things, right, we're creating a better product option for customers who have typically been left to the markets of last resort to finance difficult situations. And we have also brought into the limelight, a customer that with access that proves their ability to pay now is worthy for a number of other traditional products, mobile banking, checking, savings and debit. I think the old school thinking has been that these customers can't be very profitable for a bank. The truth is, if you're able to serve them at their moment of need, they're the best customers you could ever want, they're so loyal and so grateful, so it's a bit counterintuitive, but it's the entree into proving and building that long term relationship.

John Gaffney:	So Jared, I'm intrigued as to how you came up with this idea or how the idea came to an urgent point with you. What did you see in the marketplace? I know you've had some other pretty cool gigs. What did you see in the marketplace that set OppFi up as a viable business?

Jared Kaplan:	It always starts and ends with the customer. I did not found the business, I joined when we were really early on, when we had about 15 people. The family, the Schwartz family in Chicago that founded it, they said it's a great business, we’re helping people. I said let me listen to the customers. The first call I heard was a woman, her daughter was in private preschool, they had hiked the tuition, we were able to provide her a loan that kept her daughter in preschool. She called to thank us. She was so grateful and couldn't, couldn't stop talking about how affordable and well structured and fair and transparent the product was and I went home and I said ‘oh my goodness,’ right, what's happening in this country? And you look at the macroeconomic data and you recognize that there's a huge swath of the population, they've been abandoned, and that doesn't make any sense. Technology of the state is too good, so can you provide them access upfront, and use that to get them to get better over time and it was clear that this was a massive opportunity that I want to be part of.

John Gaffney:	Jared last question if we're having this conversation around Christmas time, how would you like it to go, how would you like your year to play out here?

Jared Kaplan:	I'd like us to quantifiably be able to show that we can graduate customers from an access product to a mainstream product. And along the way cross off some other traditional banking services that will be a home run year for OppFi.

John Gaffney:	Excellent, thank you.

The following communications were shared by Jared Kaplan, CEO of OppFi, through his Twitter account on May 4, 2021:

Twitter: I sat down with @ John Gaffney from @ PYMNTS to chat about the fintech ecosystem, industry trends, and the role tech has to play in improving #CreditAccess. Catch my segment at the 30-minute mark.

https://www.pymnts.com/tv/#v544556530/connected-economy-day-9

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: oppl.co/31nNfWi

Twitter: Thanks @JohnGaffney4 @PYMNTS for sitting down with me to talk about trends in the #fintech ecosystem and the future of the industry. Catch my interview 30 minutes in. #SPAC $FGNA

https://oppl.co/33boLjN

Important Info re: OppFi/FGNA transaction: oppl.co/31nNfWi

The following communication was shared by OppFi on its LinkedIn account on May 4, 2021:

LinkedIn: OppFi CEO @ Jared Kaplan sat down with @ PYMNTS recently - he discussed the role of #fintech in the financial ecosystem and what’s next for the industry. Watch his interview at the 30-minute mark.

https://www.pymnts.com/tv/#v544556530/connected-economy-day-9

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: oppl.co/31nNfWi

The following communication was shared by OppLoans on its Twitter account on May 4, 2021:

Twitter: OppFi CEO @JaredSKaplan sat down with @PYMNTS to discuss trends in #FinTech and the role it plays in the financial ecosystem. Watch Jared at the 30-minute mark. $FGNA

https://oppl.co/33boLjN

Important Info re: OppFi/FGNA transaction: oppl.co/31nNfWi

The transcript of the interview linked in the social media posts is as follows:

John Gaffney:	Welcome, we'd like to talk today about the shift to digital, which has not only blurred the lines between the digital and physical worlds, but it's also blurred the lines between once separate segments of the economy. And what is emerging and we believe will only intensify is the creation of new powerful ecosystems, new digital front doors if you will, that will give consumers a more seamless, streamlined and secure access to the goods and services that are part of these new ecosystems. Payments turns these new opportunities for engagement into commerce opportunities for all participants, and today we'd like to hear from Jared Kaplan, who is the CEO of OppFi and get his sense on how we're progressing here to the connected economy. Jared, welcome.

Jared Kaplan:	Thank you John, really appreciate the opportunity.

John Gaffney:	And we appreciate having you here, Jared, the first question I want to ask you is that, you know, you guys are a very interesting business model. What are some of the new opportunities within this business model if you could talk about that a little bit, do you see for consumers, and the breadth and depth of the businesses that could become part of this new ecosystem?

Jared Kaplan:	Absolutely. So, there's an epidemic in the country, a dearth of savings. You have 60 million everyday consumers who are locked out from credit access. You get 60% of people with less than $1,000 of savings in their bank account. And 80% of the country lives paycheck to paycheck, and so all of them need access. And the banks have not traditionally played a meaningful role in providing access to this population, that's what the OppFi platform is all about, it’s powering these banks to provide credit access to someone that's been locked out, and that's what technology allows you to do, right? You can see through a traditional credit score, understand a customer's ability and willingness to repay, get them access and more importantly, rebuild their credit and get them back to the mainstream.

John Gaffney:	Tell me a little bit about how OppFi does that, break it down for us a little bit.

Jared Kaplan:	For sure. It's very centered on credit decisioning. Using AI, and all the best-in-class technology coupled with alternative data, to see through what we don't think is a very predictive metric to determine someone's credit worthiness. So, we look at everything from customer behavior to bank data to all sorts of alternative data, to weed through that, and then provide access through the banks, and then ultimately once the customer proves that they're creditworthy you can reward them and ultimately graduate them back to the mainstream.

John Gaffney:	So, we talked about new ecosystems a little bit, do you consider this a new ecosystem?

Jared Kaplan:	100%. I mean, the mobile phone has unlocked so much. And not only the convenience of being able to shop for best available credit, but the speed when you're in a difficult situation, and very quickly figure out what the best option is for you and I think our approach has been relatively a la carte to date. You've got other players out there who have taken more of a generic mobile banking approach to the new banking trends, we focused on a huge need - credit access, providing access to someone that has had a bad experience the car broke down. They just got laughed out of the bank, maybe they got declined 20 times. And that has been our entree into the market, but from that entree, when you create a tremendous customer experience and loyalty and gratefulness you can wrap around a whole number of new products longer term.

John Gaffney:	So, Jared my question to you, I was very interested in your opening statement there or your first answer, have banks just been unwilling to address this segment of the population, could they have done a better job or is this just all up to companies like yours to bring these people into the system?

Jared Kaplan:	Banks have been absent from the space I mean, especially since the great recession you had all this capital dry up from mainstream and there's a number of different reasons why that is but the largest reason is it’s risk aversion. Right, it's not being able to trust some of the newer age technologies to really figure out whether someone deserved credit in the first place. And there's been a handful of banks, US Bank has done a great job, they've got a product out there called Simple Loan. But beyond them, you haven't seen much from the traditional banks, and, and that's where we come in, we can power banks, the community banks, the regional banks, they're looking for ways to compete with the much larger banks, they're getting their lunch eaten a number of different ways. This is a massively underserved market, and so by getting into it, they can gain some market share and more importantly, banks are the best positioned to offer this product with the best structure, with the best pricing, so the consumers win as well.

John Gaffney:	So, you see yourself as working with banks to democratize access to some of the things this population has not been able to have access to.

Jared Kaplan:	That’s right. We're essentially an outsourced service provider. I mean the banks bring what they do best which is regulatory and compliance oversight. We bring best in class mobile acquisition, the use of alternative data to underwrite and a technology to service and service in a way that the customer wants to be dealt with. In many ways, that’s straight through automation, right, but in a lot of other circumstances someone still wants to reach out and touch a business and the key is can you have technology that's efficient enough to still pick up the phone.

John Gaffney:	Interesting. Do you feel like you're creating customers that other businesses can then engage with, number one. And if you agree with that, how would you recommend they do engage with them?

Jared Kaplan:	I think we're doing two things, right, we're creating a better product option for customers who have typically been left to the markets of last resort to finance difficult situations. And we have also brought into the limelight, a customer that with access that proves their ability to pay now is worthy for a number of other traditional products, mobile banking, checking, savings and debit. I think the old school thinking has been that these customers can't be very profitable for a bank. The truth is, if you're able to serve them at their moment of need, they're the best customers you could ever want, they're so loyal and so grateful, so it's a bit counterintuitive, but it's the entree into proving and building that long term relationship.

John Gaffney:	So Jared, I'm intrigued as to how you came up with this idea or how the idea came to an urgent point with you. What did you see in the marketplace? I know you've had some other pretty cool gigs. What did you see in the marketplace that set OppFi up as a viable business?

Jared Kaplan:	It always starts and ends with the customer. I did not found the business, I joined when we were really early on, when we had about 15 people. The family, the Schwartz family in Chicago that founded it, they said it's a great business, we’re helping people. I said let me listen to the customers. The first call I heard was a woman, her daughter was in private preschool, they had hiked the tuition, we were able to provide her a loan that kept her daughter in preschool. She called to thank us. She was so grateful and couldn't, couldn't stop talking about how affordable and well structured and fair and transparent the product was and I went home and I said ‘oh my goodness,’ right, what's happening in this country? And you look at the macroeconomic data and you recognize that there's a huge swath of the population, they've been abandoned, and that doesn't make any sense. Technology of the state is too good, so can you provide them access upfront, and use that to get them to get better over time and it was clear that this was a massive opportunity that I want to be part of.

John Gaffney:	Jared last question if we're having this conversation around Christmas time, how would you like it to go, how would you like your year to play out here?

Jared Kaplan:	I'd like us to quantifiably be able to show that we can graduate customers from an access product to a mainstream product. And along the way cross off some other traditional banking services that will be a home run year for OppFi.

John Gaffney:	Excellent, thank you.

###

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, the Company filed a preliminary proxy statement and the amendments thereto and will file a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the business combination, as these materials contain important information about OppFi, the Company and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of the Company as of a record date to be established for voting on the business combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company was filed in the preliminary proxy statement for the proposed business combination and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. FGNA's and OppFi's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in launching OppFi Card, including whether there will be consumer or market acceptance of OppFi Card; and (13) other risks and uncertainties indicated from time to time in FGNA’s proxy statement relating to the proposed business combination, including those under "Risk Factors" therein, and in FGNA's other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.